Filed with the U.S. Securities and Exchange Commission on December 18, 2025

1933 Act Registration File No. 033-12213
1940 Act File No. 811-05037

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	898	[	X	]
and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	899	[	X	]

(Check appropriate box or boxes.)

PROFESSIONALLY MANAGED PORTFOLIOS
(Exact Name of Registrant as Specified in Charter)
 615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (626) 914-7363

Jason F. Hadler
Professionally Managed Portfolios
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)
Copy to:
Rachael Schwartz, Esq.
Sullivan & Worcester LLP
1251 Avenue of the Americas, 19th Floor
New York, New York 10020
It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b)
☒	on December 29, 2025 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on __________ pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on __________ pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box
[ ]    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 898 to the Registration Statement of Professionally Managed Portfolios (the “Trust”) is being filed to add the audited financial statements and certain related financial information for the fiscal year ended August 31, 2025, for two series of the Trust: Villere Balanced Fund and Villere Equity Fund.

Villere Balanced Fund
TICKER: VILLX
Villere Equity Fund
TICKER: VLEQX

Prospectus
December 29, 2025

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY SECTION
Villere Balanced Fund
(Ticker: VILLX)
Investment Objective
The Villere Balanced Fund (the “Balanced Fund” or the “Fund”) seeks to achieve long-term capital growth consistent with preservation of capital and balanced by current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Balanced Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and expense example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.75%
Distribution and Service (12b-1) Fee	None
Other Expenses	0.28%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	1.04%
Fee Waiver and/or Expense Reimbursement(2)	-0.24%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement(2)	0.80%

(1) Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including money market funds and other mutual funds, closed end funds, business development companies or certain exchange-traded funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as AFFE.
(2) St. Denis J. Villere & Company (the “Adviser”) has contractually agreed to reduce its fees and/or pay Fund expenses (excluding acquired fund fees and expenses, interest expense in connection with investment activities, taxes, and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.79% of the Fund’s average daily net assets (the “Expense Cap”). The Expense Cap is indefinite, but will remain in effect until at least December 29, 2026. The Expense Cap may be terminated at any time by the Trust’s Board of Trustees (the “Board”) upon 60 days’ notice to the Adviser, or by the Adviser with consent of the Board. The Adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years from the date the fees were waived and/or expenses were paid. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Caps in place at the time of waiver or at the time of reimbursement.
Example
This Example is intended to help you compare the cost of investing in the Balanced Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Balanced Fund for the time periods indicated and then redeem (sell) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Balanced Fund’s operating expenses remain the same (taking into account the contractual Expense Cap for the first year only). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$82	$307	$551	$1,249

Portfolio Turnover
The Balanced Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Balanced Fund’s performance. During the most recent fiscal year, the Balanced Fund’s portfolio turnover rate was 11% of the average value of its portfolio.
Principal Investment Strategies
The Balanced Fund pursues its investment objective by principally investing in a combination of common stocks of domestic companies with a minimum market capitalization of $150 million at the time of purchase, as well as high quality fixed-income obligations (i.e., U.S. government and corporate bonds, notes and bills).
Under normal market conditions, the Balanced Fund invests 50% to 80% of its assets in equity securities selected primarily for their growth potential and 20% to 50% of its assets in equity and fixed-income securities selected primarily for their income potential. Additionally, the Balanced Fund may participate in securities lending arrangements with brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. In selecting investments, the Adviser places a greater emphasis on the income component of the Fund’s portfolio than might be the case for a traditional equity fund.
Of the securities selected for income potential, under normal market conditions, the Balanced Fund will invest at least 25% of its assets in fixed-income securities and short-term instruments. Fixed-income securities will primarily be investment grade, with maturities generally ranging from three to ten years, with an average maturity of approximately four years. The Balanced Fund may also invest up to 10% in domestic high yield debt or “junk bonds” (higher-risk, lower-rated fixed-income securities such as those rated lower than BBB- by S&P or lower than Baa3 by Moody’s). The Balanced Fund’s investments in any one sector may exceed 25% of its net assets.
A stock will be considered for sale by the Balanced Fund when its price-to-earnings ratio substantially exceeds its growth rate or when other factors indicate to the Adviser that its competitive advantage is lost. The Adviser may sell a fixed-income security when there is perceived deterioration in the credit fundamentals of the issuer or if the Adviser believes it would be appropriate to do so in order to readjust the duration of the Fund’s investment portfolio. Sales may also be made when consecutive quarterly disappointments occur such as the company not meeting the Adviser’s goals in revenue, earnings or cash flow.
Principal Risks of Investing in the Fund
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Balanced Fund. The following risks are considered principal to the Balanced Fund and could affect the value of your investment in the Fund:
•Equity Securities Risk: The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Balanced Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.
•Fixed-Income Securities Risks: Fixed-income (debt) securities are generally subject to the following risks:
◦Interest Rate Risk. The value of the Balanced Fund’s investments in fixed-income securities will change based on changes in interest rates. If interest rates increase, the value of these investments generally decline. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.

◦Extension Risk. If interest rates rise, repayments of principal on certain fixed-income securities may occur at a slower-than-expected rate and, as a result, the expected maturity of such securities could lengthen which could cause their value to decline.
◦Credit Risk. The Balanced Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Balanced Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
◦Prepayment Risk. Issuers of securities held by the Balanced Fund may be able to prepay principal due on these securities, particularly during periods of declining interest rates, and the Balanced Fund may have to invest the proceeds in lower-yielding securities.
•Management Risk: The Adviser may fail to implement the Fund’s investment strategies and meet its investment objective.
The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Balanced Fund, regardless of the order in which it appears.
•General Market Risk: Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets
•High Yield (“Junk Bond”) Risk: The value of fixed-income securities held by the Fund that are rated below investment grade are subject to additional risk factors such as increased possibility of default, decreased liquidity of the security and changes in value based on public perception of the issuer.
•Large-Sized Companies Risk: Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
•Sector Emphasis Risk: The Balanced Fund, from time to time, may invest 25% or more of its assets in one or more sectors subjecting the Balanced Fund to sector emphasis risk. This is the risk that the Balanced Fund is subject to a greater risk of loss as a result of adverse economic, business or other developments affecting a specific sector that the Balanced Fund has a focused position in, than if its investments were diversified across a greater number of industry sectors. Some sectors possess particular risks that may not affect other sectors.
•Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Balanced Fund may lose money and there may be a delay in recovering the loaned securities. The Balanced Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.
•Small- and Medium-Sized Companies Risk: Investing in securities of smaller companies including micro-cap, small-cap, medium-cap and less seasoned companies often involve greater volatility than investing in larger, more established companies and these securities may be less liquid than other securities.
Performance
The following performance information provides some indication of the risks of investing in the Balanced Fund. The bar chart below illustrates how the Balanced Fund’s total returns have varied from year to year. The table below illustrates how the Balanced Fund’s average annual total returns for the 1-year, 5-year and 10-year periods compare with those of a broad measure of market performance and additional indices provided to offer a broader market perspective. The Balanced Fund’s past performance, before and after taxes, is not necessarily an indication of how the Balanced Fund will perform in the future. Updated performance information is available on the Fund’s website at www.villere.com.
Calendar Year Total Returns as of December 31*

Best Quarter	4Q, 2020	16.34%
Worst Quarter	1Q, 2020	-18.82%
* The Balanced Fund’s year-to-date return as of the most recent calendar quarter ended September 30, 2025 was 3.78%.

Average Annual Total Returns as of December 31, 2024
	One Year	Five Years	Ten Years
Return Before Taxes	2.02%	1.55%	3.14%
Return After Taxes on Distributions	1.72%	0.40%	2.01%
Return After Taxes on Distributions and Sale of Fund Shares	1.41%	1.20%	2.35%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
Lipper Balanced Funds Index (reflects no deduction for taxes)	10.83%	6.78%	6.78%
Bloomberg Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	3.00%	0.86%	1.71%
S&P 500® Index (65%)/Bloomberg Intermediate Government/Credit Bond Index (35%) (reflects no deduction for fees, expenses or taxes)	16.97%	9.89%	9.25%
After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts

(“IRAs”). The “Return After Taxes on Distributions and Sale of Fund Shares” is higher than other return figures when a capital loss occurs upon the redemption of Fund shares because it assumes the investor received the benefit of a tax deduction.

Investment Adviser	Portfolio Manager
St. Denis J. Villere & Company, LLC	George V. Young, Member of the Adviser Managed the Fund since inception (1999)
St. Denis J. Villere III, Member of the Adviser Managed the Fund since inception (1999)
Lamar G. Villere, Member of the Adviser Managed the Fund since 2013
Purchase and Sale of Fund Shares
You may purchase or redeem (sell) Fund shares on any business day by written request via mail (Villere Balanced Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252), by wire transfer, by telephone at 1-866-209-1129, or through a financial intermediary. The minimum initial and subsequent investment amounts are shown in the table below.

	To Open Your Account	To Add to Your Account
Regular Accounts	$2,000	$500
Retirement or Tax-Deferred Accounts	$2,000	$500
Automatic Investment Plans	$2,000	$100
Tax Information
The Balanced Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account that does not invest with borrowed funds. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Balanced Fund through a broker-dealer or other financial intermediary (such as a bank), the Balanced Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION
Villere Equity Fund
(Ticker: VLEQX)
Investment Objective
The Villere Equity Fund (the “Equity Fund” or the “Fund”) seeks to achieve long-term growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Equity Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and expense example below.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed less than 60 days from purchase)	2.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.75%
Distribution and Service (12b-1) Fee	None
Other Expenses	0.60%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	1.37%
Fee Waiver and/or Expense Reimbursement(2)	-0.30%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement(2)	1.07%

(1) Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including money market funds and other mutual funds, closed end funds, business development companies or certain exchange-traded funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as AFFE.
(2) St. Denis J. Villere & Company (the “Adviser”) has contractually agreed to reduce its fees and/or pay Fund expenses (excluding acquired fund fees and expenses, interest expense in connection with investment activities, taxes, and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.05% of the Fund’s average daily net assets (the “Expense Cap”). The Expense Cap is indefinite, but will remain in effect until at least December 29, 2026. The Expense Cap may be terminated at any time by the Trust’s Board of Trustees (the “Board”) upon 60 days’ notice to the Adviser, or by the Adviser with consent of the Board. The Adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years from the date the fees were waived and/or expenses were paid. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Caps in place at the time of waiver or at the time of reimbursement.
Example
This Example is intended to help you compare the cost of investing in the Equity Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Equity Fund for the time periods indicated and then redeem (sell) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Equity Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$109	$404	$721	$1,620

Portfolio Turnover
The Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Equity Fund’s performance. During the most recent fiscal year, the Equity Fund’s portfolio turnover rate was 11% of the average value of its portfolio.
Principal Investment Strategies
The Equity Fund strives to be fully invested at all times. Under normal market conditions, the Equity Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Equity Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Adviser utilizes a bottom-up approach to select domestic equity securities that it believes will offer growth regardless of the economic cycle, interest rates or political climate. The Equity Fund may invest in companies of any capitalization size. The Equity Fund primarily invests in common stocks of approximately 20 to 30 companies, but may also invest in preferred stocks, rights and warrants, and may occasionally invest in initial public offerings of companies. The Equity Fund may invest up to 10% of its assets in foreign securities through American Depositary Receipts (“ADRs”). Additionally, the Equity Fund may participate in securities lending arrangements with brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The Equity Fund's investments in any one sector may exceed 25% of its net assets.
A stock will be considered for sale by the Equity Fund when its price-to-earnings ratio substantially exceeds its growth rate or when other factors indicate to the Adviser that its competitive advantage is lost. Sales may also be made when consecutive quarterly disappointments occur, such as the company not meeting the Adviser’s goals in revenue, earnings or cash flow.
Principal Risks of Investing in the Equity Fund
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Equity Fund. The following are considered principal to the Equity Fund and could affect the value of your investment in the Fund:
•Equity Securities Risk: The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Equity Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.
•Growth Style Investment Risk: Growth-oriented funds may underperform when value investing is in favor. In addition, growth securities typically trade at higher multiples of current earnings than other securities and, therefore, may be more sensitive to changes in current or expected earnings than other equity securities and may be more volatile.
•Management Risk: The Adviser may fail to implement the Equity Fund’s investment strategies and meet its investment objective.
The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Equity Fund, regardless of the order in which it appears.
•ADR Risk: The performance of foreign securities depends on the political, social, and economic environments and other overall economic conditions. The Equity Fund may invest its assets in securities of foreign issuers in the form of ADRs, which are securities representing securities of foreign issuers. A purchaser of unsponsored depositary receipts may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored depositary receipt.

•General Market Risk: Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets
•Initial Public Offering (“IPO”) Risk: IPO share prices can be volatile and fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, and limited operating history and/or information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.
•Large-Sized Companies Risk: Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
•Sector Emphasis Risk: The Equity Fund, from time to time, may invest 25% or more of its assets in one or more sectors subjecting the Equity Fund to sector emphasis risk. This is the risk that the Equity Fund is subject to a greater risk of loss as a result of adverse economic, business or other developments affecting a specific sector that the Equity Fund has a focused position in, than if its investments were diversified across a greater number of industry sectors. Some sectors possess particular risks that may not affect other sectors.
•Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Equity Fund may lose money and there may be a delay in recovering the loaned securities. The Equity Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.
•Small- and Medium-Sized Companies Risk: Investing in securities of smaller companies including micro-cap, small-cap, medium-cap and less seasoned companies often involve greater volatility than investing in larger, more established companies and these securities may be less liquid than other securities.
Performance
The following performance information provides some indication of the risks of investing in the Equity Fund. The bar chart below illustrates how the Equity Fund’s total returns have varied from year to year. The table below illustrates how the Equity Fund’s average annual total returns for the 1-year, 5-year and 10-year periods compare with those of a broad measure of market performance and an additional index provided to offer a broader market perspective. The Equity Fund’s past performance, before and after taxes, is not necessarily an indication of how the Equity Fund will perform in the future. Updated performance information is available on the Fund’s website at www.villere.com.

Calendar Year Total Returns as of December 31*

Best Quarter	4Q, 2020	20.09%
Worst Quarter	2Q, 2022	-23.07%
* The Equity Fund’s year-to-date return as of the most recent calendar quarter ended September 30, 2025 was 0.54%.

Average Annual Total Returns as of December 31, 2024
	One Year	Five Years	Ten Years
Return Before Taxes	1.50%	0.70%	2.36%
Return After Taxes on Distributions	1.40%	-0.08%	1.91%
Return After Taxes on Distributions and Sale of Fund Shares	0.95%	0.56%	1.85%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
Lipper Mid-Cap Growth Funds Index (reflects no deduction for taxes)	10.73%	7.38%	9.34%
After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). The “Return After Taxes on Distributions and Sale of Fund Shares” is higher than other return figures when a capital loss occurs upon the redemption of Fund shares because it assumes the investor received the benefit of a tax deduction.

Investment Adviser	Portfolio Manager
St. Denis J. Villere & Company, LLC	George V. Young, Member of the Adviser Managed the Fund since inception (2013)
St. Denis J. Villere III, Member of the Adviser Managed the Fund since inception (2013)
Lamar G. Villere, Member of the Adviser Managed the Fund since 2013

Purchase and Sale of Fund Shares
You may purchase or redeem (sell) Fund shares on any business day by written request via mail (Villere Equity Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252), by wire transfer, by telephone at 1-866-209-1129, or through a financial intermediary. The minimum initial and subsequent investment amounts are shown in the table below.

	To Open Your Account	To Add to Your Account
Regular Accounts	$2,000	$500
Retirement or Tax-Deferred Account	$2,000	$500
Automatic Investment Plan	$2,000	$100
Tax Information
The Equity Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account that does not invest with borrowed funds. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
INVESTMENT OBJECTIVES
The Balanced Fund seeks to achieve long term capital growth consistent with preservation of capital and balanced by current income. There is no guarantee that the Balanced Fund will achieve its investment objective. The Balanced Fund’s investment objective is fundamental and may only be changed by approval of the Balanced Fund’s shareholders.
The Equity Fund seeks to achieve long term growth. There is no assurance that the Equity Fund will achieve its investment objective. The Equity Fund’s investment objective is non-fundamental and may be changed without shareholder approval upon at least a 60-day written notice to shareholders.
PRINCIPAL INVESTMENT STRATEGIES
Balanced Fund
The Balanced Fund will principally invest in a combination of common stocks of domestic companies with a minimum market capitalization of $150 million at the time of purchase, as well as high quality fixed-income obligations (i.e., U.S. government and corporate bonds, notes and bills).
Under normal market conditions, as a balanced fund, the Balanced Fund invests 50% to 80% of its assets in equity securities that are selected principally for their growth potential and will consist primarily of common stocks.
The Adviser selects stocks based on earnings potential, low debt-to-total capitalization, strong cash flow and low price-to-earnings ratios. In selecting stocks, the Adviser places a greater emphasis on the income component of the Balanced Fund’s portfolio than might be the case for a traditional equity fund. In addition, the Adviser considers the ability of a company’s management to enrich characteristics unique to its industry, such as being a low-cost producer in an industry, holding patents or demonstrating research and development efforts that have put a company ahead of its competition. The Adviser also seeks those stocks with undervalued assets and growth potential that remain unrecognized by the investment community. This may occur when companies fall out of favor due to economic cycles, trade at a perceived discount to their peer group or are otherwise undervalued based on the issuer’s current operations. The Adviser seeks significant potential for future earnings growth in addition to catalysts for that growth, such as new products, improving industry trends or economic conditions. Additionally, the Balanced Fund may participate in securities lending arrangements with brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio.
A stock will be considered for sale by the Balanced Fund when its price-to-earnings ratio substantially exceeds its growth rate or when other factors indicate to the Adviser that its competitive advantage is lost. The Adviser may sell a fixed-income security when there is perceived deterioration in the credit fundamentals of the issuer or if the Adviser believes it would be appropriate to do so in order to readjust the duration of the Balanced Fund’s investment portfolio. Sales may also be made when consecutive quarterly disappointments occur such as the company not meeting the Adviser’s goals in revenue, earnings or cash flow.
Equity and fixed income securities selected primarily for their income potential will normally constitute 20% to 50% of the Balanced Fund’s assets. Of these securities, under normal market conditions, at least 25% of the Balanced Fund’s assets will be invested in fixed-income securities and short-term instruments. Fixed-income securities are securities that pay a specified rate of return and generally include bonds, notes and bills issued by the U.S. government, its agencies and instrumentalities; corporate bonds; as well as preferred and convertible securities that pay fixed-income. In addition to fixed-income securities, the Balanced Fund may also invest in dividend-paying common stocks.
The Adviser makes its fixed-income purchase decisions by analyzing interest coverage ratios, total liabilities, debt-to-equity ratios and earnings quality. These factors are continually reviewed, and if they are not consistently met, a fixed-income holding will be considered for sale. The Balanced Fund’s fixed-income portion will generally have an average maturity of approximately four years.
It is also expected that approximately 90% of the fixed-income securities held by the Balanced Fund will be rated at least “investment grade” by one or more nationally recognized statistical ratings organizations (each an “NRSRO”), such as S&P Global Ratings and Moody’s Investors Service©, Inc. The Adviser may also purchase fixed-income securities that are unrated, but are believed by the Adviser to be of comparable quality to investment grade. Up to 10% of the Balanced Fund’s fixed-income component, may be invested in fixed-income securities rated “BB” or lower or, if unrated, of comparable quality. Such lower rated securities, often referred to as “junk bonds,” may be considered speculative.
Equity Fund
The Equity Fund strives to be fully invested at all times. Under normal market conditions, the Equity Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Equity Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. The Equity Fund primarily invests in common stocks of approximately 20 to 30 companies, but may also invest in preferred stocks, rights and warrants and may occasionally invest in IPOs. The Equity Fund may invest up to 10% of its assets in foreign securities through ADRs. The Equity Fund's investments in any one sector may exceed 25% of its net assets.
The Adviser utilizes a bottom-up approach to select domestic equity securities that will offer growth regardless of the economic cycle, interest rates or political climate. The Adviser selects stocks based on earnings potential, low debt-to-total capitalization, strong cash flow and low price-to-earnings ratios. In selecting stocks, the Adviser is not particular regarding a company’s capitalization size, but rather places a greater emphasis on the growth component of the Equity Fund’s portfolio than might be the case for a traditional equity fund. In addition, the Adviser considers the ability of a company’s management to enrich characteristics unique to its industry, such as being a low-cost producer in an industry, holding patents or demonstrating research and development efforts that have put a company ahead of its competition. The Adviser also seeks those stocks with undervalued assets and growth potential that remain unrecognized by the investment community. This may occur when companies fall out of favor due to economic cycles, trade at a perceived discount to their peer group or are otherwise undervalued based on the issuer’s current operations. The Adviser seeks significant potential for future earnings growth in addition to catalysts for that growth, such as new products, improving industry trends or economic conditions. Additionally, the Equity Fund may participate in securities lending arrangements with brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio.
A stock will be considered for sale by the Equity Fund when its price-to-earnings ratio substantially exceeds its growth rate or when other factors indicate to the Adviser that its competitive advantage is lost. Sales may also be made when consecutive quarterly disappointments occur such as the company not meeting the Adviser’s goals in revenue, earnings or cash flow.
Cash Holdings and Temporary Defensive Positions for Both Funds. Under normal market conditions, each Fund invests according to its principal investment strategies noted above. However, there is no guarantee that a Fund will meet its investment objective. However, each Fund may temporarily depart from its principal investment strategies and make short-term investments in cash, cash equivalents, short-term debt securities and money market instruments in response to adverse market, economic or political conditions. In addition, a Fund may not achieve its investment objective to the extent that it makes such “defensive investments.” In the event a Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.
You will be notified of any changes in a Fund’s investment strategies that are material and, if such changes are made, you should consider whether the Fund remains an appropriate investment for you.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS
An investment in the Funds entails risks. The Funds cannot guarantee that they will achieve their investment objectives. Since the prices of securities the Funds hold may fluctuate, the value of your investment in the Funds may also fluctuate and you could lose all or a portion of your investment. It is important that investors closely review and understand these risks before making an investment in the Funds. The principal risks of investing in the Funds are described below in order of relevance to the Funds.
Equity Securities Risk (Both Funds). Each Fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment options such as bonds and money market instruments. The value of a Fund's shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money. A Fund's shares and the total return on your investment may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities market generally, such as adverse changes in: economic conditions, the general outlook for corporate earnings, interest rates, or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.
Fixed-Income Securities Risk (Balanced Fund). Fixed-income securities are generally subject to the following risks:
◦Interest Rate Risk. Bond prices generally rise when interest rates decline and decline when interest rates rise. Interest rate risk is the risk that the debt obligations in the Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. Actions by governments and central banking authorities can result in increases in interest rates, which could negatively impact the Fund’s performance and net asset value. In typical market interest rate environments, the prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. Interest rate and other risks may also lead to periods of high volatility and reduced liquidity in the debt markets. During those periods, the Fund may experience high levels of shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund.
◦Extension Risk. If interest rates rise, repayments of principal on certain fixed-income securities may occur at a slower-than-expected rate and, as a result, the expected maturity of such securities could lengthen which could cause their value to decline.
◦Credit Risk. The issuers of the bonds and other debt securities held by the Fund may not be able to make interest or principal payments. The Fund may invest in securities that are not investment grade and are generally considered speculative because they present a greater risk of loss, including payment default, than higher quality debt securities. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security. If an issuer does not make interest or principal payments on a security when those payments are due (i.e., defaults), it potentially can reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt security, sometimes dramatically.
◦Prepayment Risk. Issuers of securities held by the Fund may be able to prepay principal due on these securities, particularly during periods of declining interest rates, and the Fund may have to invest the proceeds in lower-yielding securities. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate thereby increasing the duration of the security and making the security more sensitive to interest rate changes.
Growth Style Investment Risk (Equity Fund). Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company’s long-term earnings growth with a higher stock price when that company’s earnings grow faster than both inflation and the economy in general. Thus, a growth style investment strategy attempts to identify companies whose earnings may grow or are growing at a faster rate than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. During periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.
Management Risk (Both Funds). Management risk describes a Fund’s ability to meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund. The value of your investment in a Fund is subject to the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities. If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished or even lost.
The remaining risks are considered "principal risks" of investing in the Funds, regardless of the order which they appear.
General Market Risk (Both Funds). Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in a Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes due to a number of factors, including: inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of a Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.
The effects of any future pandemic or other global event to public health and business and market conditions may have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic or other global event that affect the instruments in which a Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The ultimate impact of any pandemic or other global event and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
Large-Sized Companies Risk (Both Funds). The stocks of larger companies may underperform relative to those of small and mid-sized companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Small- and Medium-Sized Companies Risk (Both Funds). Investing in securities of small- and medium-sized companies may involve greater volatility and has historically been subject to greater investment risk than investing in larger and more established companies because small- and medium-sized companies can be subject to more abrupt or erratic share price changes than larger, more established companies. Small companies may have limited product lines, markets or financial resources, and their management may be dependent on a limited number of key individuals. Securities of such companies may have limited market liquidity and their prices may be more volatile. You should expect that each Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies. Small and mid-sized companies may have no or relatively short operating histories, or be newly formed public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
High Yield Securities (“Junk Bond”) Risk (Balanced Fund). Fixed-income securities receiving the lowest investment grade rating may have speculative characteristics and compared to higher-grade securities, may have a weakened capacity to make principal and interest payments in economic conditions or other circumstances. High yield, high-risk and lower-rated securities are subject to additional risk factors, such as increased possibility of default, decreased liquidity and fluctuations in value due to public perception of the issuer of such securities. These bonds are almost always uncollateralized and may be subordinate to other debt that an issuer may have outstanding.
ADR Risk (Equity Fund). The Equity Fund may invest in ADRs, which are securities representing securities of foreign issuers. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of the Equity Fund’s investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR representing ownership of common stock will be treated as common stock. ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.
IPO Risk (Equity Fund). IPO share prices can be volatile and fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading and limited operating history and/or information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the limited number of shares available for trading in some IPOs may also make it more difficult for the Equity Fund to buy or sell significant amounts of those shares without an unfavorable impact on the prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.
Sector Emphasis Risk (Both Funds). The Funds, from time to time, may invest 25% or more of its assets in one or more sectors subjecting them to sector emphasis risk. This is the risk that a Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting a specific sector a Fund has a focused position in, than if its investments were diversified across a greater number of industry sectors. Sectors possess particular risks that may not affect other sectors.
Securities Lending Risk (Both Funds). There are certain risks associated with securities lending, including the risk that when lending portfolio securities, the securities may not be available to the Funds on a timely basis and the Funds may, therefore, lose the opportunity to sell the securities at a desirable price. When the Funds loan their portfolio securities, they will receive collateral consisting of cash or cash equivalents, securities issued or guaranteed by the U.S. government or one of their agencies or instrumentalities, an irrevocable bank letter of credit, or any combination thereof. Nevertheless, the Funds risk a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. In addition, any investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, the Funds will have to cover the loss when repaying the collateral.
Who may want to invest in the Funds?
The Balanced Fund may be appropriate for investors who:
•Can accept the risks of investing in a portfolio with both significant common stock and fixed-income holdings; and/or
•Are pursuing a long-term goal such as retirement.
The Equity Fund may be appropriate for investors who:
•Can accept the risks of investing in a portfolio with significant common stock holdings; and/or
•Are pursuing a long-term goal such as retirement.
PORTFOLIO HOLDINGS INFORMATION
A description of each Fund’s policies and procedures with respect to disclosure of its portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”) and on the Funds’ website at www.villere.com.
INVESTMENT ADVISER
St. Denis J. Villere & Company, LLC is the investment adviser to the Funds. The Adviser is located at 601 Poydras Street, Suite 1808, New Orleans, Louisiana 70130. The Adviser was founded in 1911 and provides investment advisory services to individual and institutional clients and investment companies. As of October 31, 2025, the Adviser had assets under management of approximately $1.4 billion. The Adviser provides the Funds with advice on buying and selling securities. The Adviser also furnishes the Funds with office space and certain administrative services and provides most of the personnel needed by the Funds. Under the investment advisory agreement, the Funds pay the Adviser a management fee for its investment advisory services, calculated daily and payable monthly equal to 0.75% of each Fund’s average daily net assets. For the fiscal year ended August 31, 2025, the Adviser received net advisory fees of 0.62% of the Balanced Fund’s average daily net assets, and 0.56% of the Equity Fund’s average daily net assets.
A discussion regarding the basis for the Board’s approval of each Fund’s investment advisory agreement with the Adviser is available in the Funds’ Annual Certified Shareholder Report for the most recent period ended August 31.
The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement for shares of the Balanced Fund to 0.79% of the Fund’s average net assets and 1.05% of the Equity Fund’s average net assets (the “Expense Caps”). The Expense Caps will remain in effect until at least December 29, 2026, and may continue for an indefinite period thereafter, until the Board determines that the Expense Caps are no longer in the best interest of the Funds and their shareholders. The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three years. Any such reimbursement is subject to the Board’s review and approval. This reimbursement may be requested by the Adviser if the aggregate amount actually paid by the Funds toward operating expenses for such period (taking into account the reimbursement) does not exceed the lesser of the Expense Caps in place at the time of waiver or at the time of reimbursement. The Expense Caps may be terminated at any time by the Board of Trustees upon 60 days’ written notice to the Adviser, or by the Adviser with the consent of the Board. Prior to September 1, 2025, the Balanced Fund’s operating expense limitation agreement was 0.89% and the Equity Fund’s operating expense limitation agreement was 1.15%.

PORTFOLIO MANAGERS
Mr. George V. Young is a member of the Adviser and serves as a portfolio manager to the Funds. As a portfolio manager, Mr. Young is responsible for the day-to-day management of each Fund’s portfolio. Mr. Young graduated from the University of Virginia with a B.A. in English in 1980. He has managed investment advisory accounts for the Adviser since 1986. Mr. Young is the nephew of St. Denis Villere, and the cousin of St. Denis Villere III and Lamar G. Villere, each of whom is a member of the Adviser. Mr. Young has managed the Balanced Fund since its inception in 1999 and the Equity Fund since its inception in 2013.
Mr. St. Denis J. (“Sandy”) Villere, III is a member of the Adviser and serves as a portfolio manager to the Funds. As a portfolio manager, Mr. Villere is responsible for the day-to-day management of each Fund’s portfolio. Mr. Villere received a business degree from Southern Methodist University in 1997. He was an institutional research analyst and equity salesman with Gerard Klauer Mattison, a Wall Street institutional equity research firm, for two years before coming to Villere & Co. He is a member of the CFA Institute. Mr. Villere is the son of St. Denis Villere and the cousin of George V. Young and Lamar G. Villere, each of whom is a member of the Adviser. Mr. Villere has managed the Balanced Fund since its inception in 1999 and the Equity Fund since its inception in 2013.
Mr. Lamar G. Villere is a member of the Adviser and serves as a co-portfolio manager to the Funds. As a co-portfolio manager, Mr. Villere is responsible for the day-to-day management of each Fund’s portfolio. Mr. Villere graduated from Washington & Lee University with a B.A. in Journalism and Mass Communications in 1997 and from Vanderbilt University in 2002 with an M.B.A. Mr. Villere received the designation of Chartered Financial Analyst in 2004. Most recently, Mr. Villere was head of Private Equity, Tennessee Pension. Other experience was head of Alternatives, Illinois Teachers’ Pension and as an equity analyst at Morgan Keegan & Co. Mr. Villere is the nephew of St. Denis J. Villere, and cousin of George V. Young and St. Denis J. Villere III, each of whom is a member of the Adviser. Mr. Villere has managed the Funds since 2013.
The SAI provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership of shares in the Funds.
SHAREHOLDER INFORMATION
PRICING OF FUND SHARES
A Fund’s share price is known as its net asset value (“NAV”). The NAV per share is determined by dividing the value of a Fund’s securities, cash and other assets, minus all liabilities, by the number of shares outstanding (assets – liabilities / number of shares = NAV). The NAV takes into account the expenses and fees of a Fund, including management, administration and other fees, which are accrued daily. A Fund’s share price is calculated as of the close of regular trading (generally 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business.
All shareholder transaction orders received in good order (as described below under “How to Purchase Shares”) by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("Transfer Agent"), the Funds' transfer agent, or an authorized financial intermediary by 4:00 p.m., Eastern time will be processed at that day’s NAV. Transaction orders received after 4:00 p.m., Eastern time will receive the next day’s NAV. A Fund’s NAV, however, may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. A Fund does not determine the NAV of its shares on any day when the NYSE is not open for trading, such as weekends and certain national holidays as disclosed in the SAI (even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share). Fair value determinations may be made as described below under procedures adopted by the Adviser.
FAIR VALUE PRICING
Occasionally, reliable market quotations are not readily available or there may be events affecting the value of foreign securities or other securities held by a Fund that occur when regular trading on foreign or other exchanges is closed, but before trading on the NYSE is closed. The Board has designated the Adviser as its “valuation designee” under Rule 2a-5 of the 1940 Act, subject to its oversight. Fair value determinations are then made in good faith in accordance with procedures adopted by the Adviser. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale. The net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.
Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, a Fund compares the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation determination. If any significant discrepancies are found, the Trust may adjust its fair valuation procedures.
HOW TO PURCHASE SHARES
You may open a Fund account with a minimum initial investment as listed in the table below.

	To Open Your Account	To Add to Your Account
Regular Accounts	$2,000	$500
Retirement or Tax-Deferred Accounts	$2,000	$500
Automatic Investment Plans	$2,000	$100
You may purchase shares of a Fund by completing an account application. Your order will not be accepted until the completed account application is received by the Transfer Agent. Shares are purchased at the NAV next determined after the Transfer Agent receives your order in good order. “Good order” means that your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to Villere Funds. Account applications will not be accepted unless they are accompanied by payment in U.S. dollars, drawn on a U.S. financial institution. The Funds will not accept payment in cash or money orders. In addition, to prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks or any conditional order or payment. If any payment is returned for any reason, a $25 fee will be assessed against your account. You will also be responsible for any losses suffered by a Fund as a result. The Funds do not issue share certificates. The Funds reserve the right to reject any purchase in whole or in part. These minimums can be changed or waived by the Adviser (or in certain cases, Trust Officers) at any time.
Shares of the Funds are not registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.
USA PATRIOT ACT
The USA PATRIOT Act of 2001 requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new account application, you will be required to supply the applicable Fund with your full name, date of birth, social security number and permanent street address to assist the Fund in verifying your identity. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Until such verification is made, a Fund may temporarily limit transactions or close an account if it is unable to verify a shareholder’s identity. As required by law, a Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.
If a Fund does not have a reasonable belief of the identity of a shareholder, the account application will be rejected or you will not be allowed to perform a transaction on the account until such information is received. In the unlikely event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day's NAV.
BY MAIL
To purchase a Fund’s shares by mail, simply complete an account application and mail it, along with a check made payable to “Villere Funds” to the address below.

Regular Mail Villere Funds c/o U.S. Bank Global Fund Services P.O. Box 219252 Kansas City, Missouri 64121-9252	Overnight Delivery Villere Funds c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave, Suite 219252 Kansas City, Missouri 64105-1307

NOTE: The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
If you are making a subsequent purchase, complete the stub included with your transaction confirmation or account statement and mail it together with a check made payable to the applicable Fund to the Transfer Agent at the address noted above. You should write your account number on the check. If you do not have the stub from your account statement, include your name, address and account number on a separate piece of paper.
BY TELEPHONE
If your signed account application has been received by a Fund, and unless you declined telephone privileges, you may purchase additional shares of a Fund by calling toll free at 1-866-209-1129. Telephone purchases are subject to a Fund’s minimum of $500 for additions to your account. Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase by telephone and your account must be open for at least 7 business days prior to the first telephone purchase. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to 4:00 p.m., Eastern time, shares will be purchased at the NAV next calculated on a day the NYSE is open. For security reasons, requests by telephone will be recorded. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact a Fund by telephone, you may make your request in writing.
BY WIRE
Initial Investment
If you are making an initial investment in a Fund, before you wire funds, please contact the Transfer Agent by phone to make arrangements with a customer service representative to submit your completed account application via mail, overnight delivery or facsimile. Upon receipt of your completed account application, your account will be established and a service representative will contact you to provide your new account number and wiring instructions. If you do not receive this information within one business day, you may call the Transfer Agent at 1-866-209-1129.
Once your account has been established, you may then contact your bank to initiate the wire using the instructions you were given. Prior to sending the wire, please call the Funds at 1-866-209-1129 to advise of your wire to ensure proper credit upon receipt. Your bank must include the name of the applicable Fund, your name and your account number so that it can be correctly applied. Your bank should immediately transmit available funds by wire using the instructions you were given.
Subsequent Investment
If you are making a subsequent purchase, your bank should wire funds as indicated below. Prior to each wire purchase, please call the Transfer Agent at 1-866-209-1129 to advise the Transfer Agent of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of you wire. It is essential that your bank include the name of the applicable Fund and your name and account number in all wire instructions. If you have questions about how to invest by wire, you may call the Transfer Agent at 1-866-209-1129. Your bank may charge you a fee for sending a wire to a Fund.
Your bank should transmit funds by wire to:
U.S. Bank N.A.
777 E. Wisconsin Avenue
Milwaukee, WI 53202-5207
ABA #075000022
Credit:    U.S. Bancorp Fund Services, LLC
A/C #112-952-137
Further Credit:    Villere Funds
    Shareholder Registration
    Shareholder Account Number
Wired funds must be received prior to 4:00 p.m., Eastern time, to be eligible for same day pricing. Neither the Funds nor U.S. Bank N.A., the Funds’ custodian, is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions. If you have questions about how to invest by wire, you may call the Funds.
THROUGH A FINANCIAL INTERMEDIARY
You may buy and sell shares of the Funds through certain financial intermediaries and their agents that have made arrangements with the Adviser and are authorized to buy and sell shares of the Funds (collectively, “Financial Intermediaries”). Financial Intermediaries may have different investment minimum requirements than those outlined in this prospectus. Additionally, Financial Intermediaries may aggregate several customer accounts to accumulate the requisite initial investment minimum. Please consult your Financial Intermediary for their account policies. Your order will be priced at the applicable Fund’s NAV next computed after it is received by a Financial Intermediary. A Financial Intermediary may hold your shares in an omnibus account in the Financial Intermediary’s name and the Financial Intermediary may maintain your individual ownership records. The Funds may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Financial Intermediaries are responsible for placing your order correctly and promptly with a Fund, forwarding payment promptly, as well as ensuring that you receive copies of the Funds’ Prospectus. If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, your order will be priced at the applicable Fund’s NAV next computed after it is received by the Financial Intermediary. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.

AUTOMATIC INVESTMENT PLAN
For your convenience, the Funds offer an Automatic Investment Plan (“AIP”). Under the AIP, after your initial minimum investment, you authorize a Fund to withdraw the amount you wish to invest from your personal bank account on a monthly basis. Each AIP investment must be $100 or greater. If you wish to participate in the AIP, complete the “Automatic Investment Plan” section on the account application or call the Funds at 1-866-209-1129 for instructions. In order to participate in the AIP, your bank or financial institution must be a member of the ACH network. A Fund may terminate or modify this privilege at any time. You may change your investment amount or terminate your participation in the AIP by notifying the Transfer Agent by telephone or in writing at least 5 days prior to the next withdrawal. If you liquidate your account, your AIP will be discontinued. A $25 fee will be imposed if your AIP transaction is returned.
The AIP is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Please call 1-866-209-1129 for additional information regarding the Funds’ AIP.
RETIREMENT PLANS
You may invest in a Fund by establishing a tax-sheltered IRA. The Funds offer Traditional, Roth, SIMPLE and SEP IRAs. You may obtain information about opening an IRA account by calling the Transfer Agent at 1-866-209-1129. If you wish to open a Keogh, Section 403(b) or other retirement plan, please contact your Financial Intermediary.
HOW TO SELL SHARES
In general, orders to sell or “redeem” shares can be placed directly with the Transfer Agent; however, if you purchased your shares through a Financial Intermediary, your redemption order must be placed with this same authorized intermediary. You may redeem (sell) part or all of your Fund shares at the next determined NAV after a Fund receives your order. You should request your redemption prior to the close of the NYSE, generally 4:00 p.m., Eastern time, to obtain that day’s closing NAV. Redemption requests received after the close of the NYSE will be treated as though received on the next business day.
BY MAIL
You may redeem your shares by simply sending a written request to the Transfer Agent. Please provide the applicable Fund’s name, your account number and state the number of shares or dollar amount you would like redeemed. The letter should be signed by all shareholders whose names appear on the account registration. Please have the signature(s) guaranteed, if applicable. (Please see “Account and Transaction Policies” below). Redemption requests will not become effective until all documents have been received in good order by the Transfer Agent. “Good order” means your redemption request includes: (1) the name of the Fund, (2) the number of shares or dollar amount to be redeemed, (3) the account number and (4) signatures by all of the shareholders whose names appear on the account registration. Additional documents may be required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization). Shareholders should contact the Transfer Agent for further information concerning documentation required for redemption of Fund shares.
Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding tax.

You should send your redemption request to:

Regular Mail Villere Funds c/o U.S. Bank Global Fund Services P.O. Box 291252 Kansas City, Missouri 64121-9252	Overnight Delivery Villere Funds c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave, Suite 219252 Kansas City, Missouri 64105-1307

NOTE: The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
BY TELEPHONE OR BY WIRE
Unless you declined telephone privileges you may redeem up to $100,000 in shares by calling the Transfer Agent at 1-866-209-1129 prior to the close of trading on the NYSE, generally 4:00 p.m., Eastern time. Retirement account investors will be asked whether or not to withhold taxes from any distribution. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. You may also make your redemption request in writing.
Per your request, redemption proceeds may be wired or may be sent by electronic funds transfer via the ACH network to your pre-designated bank account. The minimum amount that may be wired is $1,000. There is a $15 wire charge per wire which will be deducted from your account balance on dollar specific trades and from the proceeds on complete redemptions and share specific trades. You will not incur any charge when proceeds are sent via the ACH network; however, most ACH transfers require two days for your bank account to receive credit. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request.
Prior to executing instructions received to redeem shares by telephone, the Transfer Agent will use procedures to confirm that the telephone instructions are genuine. For security reasons, requests by telephone will be recorded and the caller may be asked to identify certain personal identification information for verification purposes. If the Funds and the Transfer Agent follow these procedures, they will not be liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person. The Funds may change, modify or terminate these privileges at any time upon at least a 60-day notice to shareholders.
THROUGH A FINANCIAL INTERMEDIARY
You may redeem Fund shares through your Financial Intermediary. Redemptions made through a Financial Intermediary may be subject to procedures established by that institution. Your Financial Intermediary is responsible for sending your order to the applicable Fund and for crediting your account with the proceeds. For redemption through Financial Intermediaries, orders will be processed at the NAV per share next effective after receipt of the order. Please keep in mind that your Financial Intermediary may charge additional fees for its services.

SYSTEMATIC WITHDRAWAL PROGRAM
As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Program (“SWP”). Under the SWP, shareholders or their Financial Intermediaries may request that a payment drawn in a predetermined amount be sent to them on a monthly, quarterly, or annual basis. In order to participate in the SWP, your account balance must be at least $10,000 and each withdrawal amount must be for a minimum of $100. If you elect this method of redemption, the Transfer Agent will send a check directly to your address of record or will send the payment directly to your bank account via electronic funds transfer through the ACH network. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. This program may be terminated or modified by a shareholder or the Funds at any time. You may terminate your participation in the program at any time by notifying the Transfer Agent in writing or by calling 1‑866‑209‑1129 at least five days in advance of the next withdrawal.
A withdrawal under the SWP involves a redemption of shares of a Fund and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted. To establish the SWP, complete the “Systematic Withdrawal Plan” section of the Funds’ account application. Please call 1-866-209-1129 for additional information regarding the Funds’ SWP.
EXCHANGING SHARES
You may exchange all or a portion of your investment, from one Villere Fund to another Villere Fund, by mail or telephone provided you did not decline telephone privileges on your account application. Any new account established through an exchange will be subject to a minimum investment requirement described above. In addition, existing accounts are subject to a minimum exchange requirement of $100. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss. Additionally, an exchange will be considered a sale of shares for the purpose of assessing redemption fees. See the “Account and Transaction Policies -- Redemption Fee” section below for additional information. You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number). This exchange privilege may be terminated or modified by a Fund at any time upon a 60-day notice to shareholders. Call the Funds at 1-866-209-1129 to learn more about exchanges.
ACCOUNT AND TRANSACTION POLICIES
Redemption Fee
The Equity Fund is intended for long-term investors. Short-term “market-timers” that engage in frequent purchases and redemptions can disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders. For these reasons, the Equity Fund will assess a 2.00% fee on the redemption and exchange of Fund shares held for 60 days or less. The Equity Fund uses the “first in first out” (“FIFO”) method to determine the holding period; this means that if you purchase shares on different days, the shares you held longest will be redeemed (sold) first for purposes of determining whether the short-term trading fee applies. The redemption fee is deducted from your proceeds and is retained by the Fund for the benefit of its long-term shareholders.
This fee does not apply to:
(1)shares purchased through reinvested dividends or capital gains;
(2)Fund redemptions under the Fund’s SWP;
(3)the redemption of shares previously purchased under an AIP;
(4)the involuntary redemption of low balance accounts;

(5)sales of Fund shares made in connection with non-discretionary portfolio rebalancing associated with certain asset-allocation programs managed by fee-based investment advisors, certain wrap accounts and certain retirement plans;
(6)minimum required distributions from retirement accounts;
(7)premature distributions from retirement accounts due to the disability or health of the shareholder;
(8)redemptions resulting in the settlement of an estate due to the death of the shareholder;
(9)conversion of shares from one share class to another in the same Fund;
(10)taking out a distribution or loan from a defined contribution plan;
(11)to effect, through a redemption and subsequent purchase, an account registration change within the same Fund; or
(12)redemptions in connection with charitable investment pool accounts.
The Equity Fund reserves the right to change the terms and amount of this fee upon at least 60 days’ notice to shareholders.
Although the Equity Fund has the goal of applying this redemption fee to most redemptions of shares held for less than 60 days, the Fund may not always be able to track short-term trading affected through Financial Intermediaries in non-disclosed or omnibus accounts. While the Equity Fund has entered into information sharing agreements with such Financial Intermediaries as described under “Tools to Combat Frequent Transactions” which contractually require such Financial Intermediaries to provide the Equity Fund with information relating to its customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to it from Financial Intermediaries and may not always be able to track short-term trading effected through these Financial Intermediaries. In addition, because the Fund is required to rely on information provided by the Financial Intermediary as to the applicable redemption fee, the Fund cannot ensure that the Financial Intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund’s policies.
Proceeds
The Funds typically send redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or automated clearing house (ACH) transfer. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law.
The Funds typically expect that they will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Funds. In situations in which investment holdings in cash or cash equivalents are not sufficient to meet redemption requests or when the sale of portfolio securities is not sufficient to meet redemption requests, a Fund will typically borrow money through its line of credit. These redemption methods will be used regularly and may also be used in stressed market conditions. The Funds reserve the right to pay redemption proceeds to you in whole or in part through a redemption in-kind as described under “Redemption In-Kind” below. Redemptions in-kind are typically used to meet redemption requests that are a large percentage of a Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in-kind may be used regularly in such circumstances and may also be used in stressed market conditions.
Householding
In an effort to decrease costs, the Funds will reduce the number of duplicate prospectuses, supplements, proxy statements, and certain other documents you receive by sending only one copy of each to those addresses shared by two or more accounts. Call toll-free at 1-866-209-1129 to request individual copies of documents, or if your shares are held through a Financial Intermediary please contact them directly. The

Funds will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.
Timing of Redemption Requests
Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option. There is a $15 wire charge per wire which will be deducted from your account balance on dollar specific trades and from the proceeds on complete redemptions and share specific trades.
Low Balance Accounts
If your total account balance falls below $500 due to withdrawals, the Funds may sell your shares of a Fund. This does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts. The Funds will inform you in writing 30 days prior to selling your shares. If you do not bring your total account balance up to $500 within 30 days, a Fund may sell your shares and send you the proceeds. The Funds will not sell your shares if your account value falls as a result of market fluctuations.
Redemption In-Kind
The Funds reserve the right to pay redemption proceeds to you in whole or in part by a distribution of securities from a Fund’s portfolio (a “redemption in-kind”). It is not expected that the Funds would do so except during unusual market conditions or if the redemption amount is large enough to affect the Funds’ operations (e.g., if it represents more than 1% of the Funds’ assets). If the Funds pay your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in subsequently converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash. A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.
Signature Guarantee
A signature guarantee assures that your signature is genuine and protects you from unauthorized account transactions. To protect each Fund and its shareholders, a signature guarantee is required for all written redemption requests over $100,000.
A signature guarantee, from either a Medallion program member or a non-Medallion program member, is also required in the following situations: (1) if ownership on your account is being changed; (2) when redemption proceeds are payable to or sent to any person, address or bank account not on record; (3) when a redemption is received by the Transfer Agent and the account address has changed within the last 30 calendar days. The Adviser reserves the right to waive these requirements at its own discretion.
Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation. Signature guarantees will be generally accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchanges Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public cannot provide a signature guarantee.
Unclaimed Property/Lost Shareholder
It is important that each Fund maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, a Fund will attempt to locate the investor or rightful owner of the account. If a Fund is unable to locate the investor, then it will determine whether the investor’s account can legally be considered abandoned. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. Each Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at (866)-209-1129 at least annually to ensure your account remains in active status. Investors with a state residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information.
TOOLS TO COMBAT FREQUENT TRANSACTIONS
The Funds are intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt a Fund’s investment program and create additional transaction costs that are borne by all of the Funds’ shareholders. The Board has adopted a policy regarding excessive trading. The Funds discourage excessive, short-term trading and other abusive trading practices, and the Funds may use a variety of techniques to monitor trading activity and detect and deter abusive trading practices. These steps may include, among other things, monitoring trading activity, imposing redemption fees, if necessary, or using fair value pricing when appropriate, under procedures adopted by the Adviser when the Adviser determines current market prices are not readily available. As approved by the Board, these techniques may change from time to time as determined by each Fund in its sole discretion.
In an effort to discourage abusive trading practices and minimize harm to a Fund and its shareholders, the Funds reserve the right, in their sole discretion, to identify trading practices as abusive. Each Fund further reserves the right to refuse purchase requests, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Adviser to be harmful to the Fund) and without prior notice. Each Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect a Fund’s performance, or whether the shareholder has conducted four round trip transaction within a 12-month period. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. Each Fund seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests. Except as noted in the Prospectus, a Fund applies all restrictions uniformly in all applicable cases.
Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions each Fund handles, there can be no assurance that a Fund’s efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Funds receive purchase and sale orders through Financial Intermediaries that use group or omnibus accounts, the Funds cannot always detect frequent trading. However, the Funds will work with Financial Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Funds have entered into information sharing agreements with Financial Intermediaries pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts. A Fund will use this information to attempt to identify abusive trading practices. Financial Intermediaries are contractually required to follow any instructions from a Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies. However, a Fund cannot guarantee the accuracy of the information provided to it from Financial Intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a consequence, each Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

SERVICE FEES – OTHER PAYMENTS TO THIRD PARTIES
Each Fund may pay service fees to Financial Intermediaries, including affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. The Funds have policies and procedures in place for the monitoring of payments to broker-dealers and other financial intermediaries for these non-distribution services.
The Adviser, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to Financial Intermediaries who sell shares of a Fund. Such payments and compensation are in addition to service fees paid by a Fund. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediary. Cash compensation may also be paid to Financial Intermediaries for inclusion of a Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to a Fund’s shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.
DIVIDENDS AND DISTRIBUTIONS
Each Fund distributes dividends from its net investment income at least annually. Based on the investment strategies of each Fund as summarized above, it is anticipated that a Fund’s net investment income generally will consist of interest income and dividends received on investments, less expenses. The Funds also distribute any realized net capital gains at least annually. The Funds realize capital gains mainly from sales of their portfolio assets for a profit. Net capital gains of a Fund (net long-term capital gain over net short-term capital loss) realized and distributed by the Fund and reported as capital gains dividends are taxable to shareholders as long-term capital gains, without regard to the length of time the shareholders have held shares of the Fund.
Dividends and capital gain distributions (collectively, “distributions”) will be reinvested automatically at the NAV unless you request otherwise in writing or by telephone. Normally, distributions are taxable events for shareholders whether the distributions are received in cash or reinvested. You should note that a dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes even though the dividend or distribution represents, in substance, a partial return of capital to you. If you elect to receive distributions from a Fund by check and the U.S. Postal Service cannot deliver your check or your check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions in shares of the Fund until an updated address is received. If you wish to change your distribution option, write or call the Transfer Agent in advance of the payment date of the distribution.
TAX CONSEQUENCES
Each Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, each Fund will not be subject to federal income tax if it distributes its income as required by the tax law and satisfies certain other requirements that are described in the SAI. If a Fund fails to qualify as a regulated investment company, it will be subject to taxation as a regular corporation. Each Fund intends to operate in a manner such that it will not be liable for federal income or excise taxes but no assurance can be given that a Fund’s distributions will be sufficient to eliminate all taxes at the Fund level in every year.
Each Fund intends to make distributions of dividends and capital gains. In general, a Fund’s distributions are taxable to shareholders as ordinary income or, under current law, qualified dividend income. The rate you pay on capital gain distributions will depend on how long a Fund held the securities that generated the gains, not on how long you owned your Fund shares. There is no requirement that a Fund take into consideration any tax implications when implementing its investment strategy. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares. Qualified dividend income, the amount of which will be reported to you by the Fund, is currently taxed at a maximum federal rate of 20%. Lower rates may apply for taxpayers in the lower federal income tax brackets. A 3.8% surtax applies to net investment income, which generally will include dividends and capital gains from an investment in a Fund, of individual shareholders with adjusted gross income over $200,000 for single filers and $250,000 for married joint filers. Shareholders should note that a Fund may make taxable distributions of income and capital gains even when share values have declined.
For taxable years beginning after 2017 and before 2025, non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, "qualified business income" generally includes ordinary dividends paid by a real estate investment trust (“REIT”) and certain income from publicly traded partnerships. Regulations recently adopted by the United States Treasury allow non-corporate shareholders of a Fund to benefit from the 20% deduction with respect to net REIT dividends received by the Fund if the Fund meets certain reporting requirements, but do not permit any such deduction with respect to publicly traded partnerships.
Dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year will be treated as paid in December for tax purposes.
All distributions generally reduce the NAV of a Fund’s shares by the amount of the distribution. If you purchase shares prior to a distribution, the distribution will be taxable to you even though economically it may represent a return of your investment.
Selling your Fund shares is a taxable event for you. An exchange of the Fund’s shares for shares of another mutual fund is considered a taxable sale of the Fund’s shares. Depending on the purchase and sale price of the shares you sell, and any other adjustments to your tax basis for your shares, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction. Additional information concerning the taxation of each Fund and its shareholders is contained in the SAI. You should consult your tax adviser regarding any federal, state, local or foreign tax consequences of investing in the Fund based on your individual circumstances.
By law, each Fund must withhold as backup withholding a percentage (currently 24%) of your taxable distributions and redemption proceeds if you do not provide your correct Social Security or taxpayer identification number and certify that you are not subject to backup withholding, if the Internal Revenue Service (“IRS”) notifies you that you are subject to backup withholding, or if the IRS instructs the Fund to do so. Backup withholding is not an additional tax and any amounts withheld may be credited against your ultimate tax liability if proper documentation is submitted to the IRS.
SHAREHOLDER DERIVATIVE ACTIONS
The governing instruments of the Funds state that shareholders have power to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders.
The Trust’s Declaration of Trust provides that the Business Litigation Section of the Superior Court of the Commonwealth of Massachusetts sitting in Suffolk County, Massachusetts shall be the exclusive forum in which certain types of litigation may be brought. Any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust shall be (i) deemed to have notice of and consented to the provisions of this provision, and (ii) deemed to have waived any argument relating to the inconvenience of the judicial forum referenced above in connection with any action or proceeding described in provision. This provision does not apply to federal security law claims.

INDEX DESCRIPTIONS
The Standard and Poor’s® (“S&P®”) 500 Index is an unmanaged index generally representative of the market for stocks of large-sized companies.
The Lipper Balanced Fund Index tracks funds whose primary objective is to conserve principal by maintaining, at all times, a balanced portfolio of both stocks, and bonds. Typically, the stock/bond ratio ranges around 60%/40%.
The Bloomberg Intermediate Government/Credit Bond Index (formerly known as the Bloomberg Barclays Capital Intermediate Government/Credit Bond Index) measures the performance of United States dollar-denominated United States Treasuries, government-related and investment-grade credit securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years.
The Lipper Mid-Cap Growth Funds Index invest in at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s large-cap floor. These indices are unmanaged and returns include reinvested dividends.
Direct investment in an index is not possible.

FINANCIAL HIGHLIGHTS
The tables below show the Funds’ financial performance for the fiscal periods shown. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in a Fund would have increased or decreased during the periods shown, assuming you had reinvested all dividends and distributions. This information has been audited by Tait, Weller & Baker LLP, the Funds’ independent registered public accounting firm. Their report, along with the Funds’ most recent financial statements, is included in the Funds’ most recent Annual Certified Shareholder Report, which is available upon request.
Balanced Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended August 31,
	2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of year	$21.08	$19.48	$19.10	$26.72	$22.60
INVESTMENT OPERATIONS:
Net investment income(a)	0.23	0.22	0.15	0.11	0.10
Net realized and unrealized gain (loss)
on investments(b)	(0.26)	1.71	0.98	(4.95)	5.53
Total from investment operations	(0.03)	1.93	1.13	(4.84)	5.63
LESS DISTRIBUTIONS FROM:
Net investment income	(0.25)	(0.13)	(0.10)	(0.12)	(0.16)
Net realized gains	—	(0.20)	(0.65)	(2.66)	(1.35)
Total distributions	(0.25)	(0.33)	(0.75)	(2.78)	(1.51)
Net asset value, end of year	$20.80	$21.08	$19.48	$19.10	$26.72
Total return	-0.09%	10.01%	6.22%	-19.80%	25.66%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$102,320	$121,342	$131,973	$142,378	$203,942
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.03%	1.05%	1.03%	1.01%	0.99%
After expense reimbursement/recoupment	0.90%(c)	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income (loss) to average net assets	1.13%	1.09%	0.81%	0.47%	0.38%
Portfolio turnover rate	11%	14%	20%	21%	28%
(a) Net investment income per share has been calculated based on average shares outstanding during the years.
(b) Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(c) Prior to October 1, 2024, the Expense Cap was 0.99%.

Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended August 31,
	2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of year	$11.77	$11.24	$10.90	$15.68	$12.28
INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.05	0.04	0.01	(0.04)	(0.05)
Net realized and unrealized
gain (loss) on investments(b)	(0.44)	1.00	0.63	(3.58)	3.55
Total from investment operations	(0.39)	1.04	0.64	(3.62)	3.50
LESS DISTRIBUTIONS FROM:
Net investment income	(0.04)	—	—	—	—
Net realized gains	—	(0.51)	(0.30)	(1.16)	(0.10)
Total distributions	(0.04)	(0.51)	(0.30)	(1.16)	(0.10)
Redemption fee per share	—	—	0.00(c)	0.00(c)	0.00(c)
Net asset value, end of year	$11.34	$11.77	$11.24	$10.90	$15.68
Total return	-3.27%	9.54%	6.08%	-24.54%	28.63%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$36,945	$41,743	$39,358	$38,825	$52,926
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.35%	1.33%	1.31%	1.23%	1.21%
After expense reimbursement/recoupment	1.16%(d)	1.25%	1.25%	1.23%	1.21%
Ratio of net investment income (loss) to
average net assets	0.42%	0.39%	0.05%	(0.29)%	(0.32)%
Portfolio turnover rate	11%	24%	23%	12%	26%

(a) Net investment income per share has been calculated based on average shares outstanding during the years.
(b) Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(c) Amount represents less than $0.005 per share.
(d) Prior to October 1, 2024, the Expense Cap was 1.25%.

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;
•Information you give us orally; and
•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.
In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

VILLERE FUNDS
Investors can find more information about the Funds in the following documents:
STATEMENT OF ADDITIONAL INFORMATION (“SAI”):
The Funds’ SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally a part of the Prospectus.
ANNUAL/SEMI-ANNUAL REPORTS:
Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to Shareholders and in Form N-CSR. The Funds’ Annual Report contains a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.
You can obtain free copies of these documents, request other information or make general inquiries about the Fund by contacting the Funds at:
Villere Funds
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, MO 64121-9252
1-866-209-1129
www.villere.com
Shareholder reports and other information about the Fund are also available:

•Free of charge from the Fund’s website at www.villere.com.
•Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov.
•For a fee, by email request to publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-05037.)

STATEMENT OF ADDITIONAL INFORMATION
December 29, 2025
VILLERE BALANCED FUND
TICKER: VILLX
VILLERE EQUITY FUND
TICKER: VLEQX
601 Poydras St., Suite 1808, New Orleans, LA 70130
1-866-209-1129
This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated December 29, 2025, as may be revised, of the Villere Balanced Fund (the “Balanced Fund”) and the Villere Equity Fund (the “Equity Fund”), (each a “Fund,” collectively, the “Funds”), each a series of Professionally Managed Portfolios (the “Trust”). St. Denis J. Villere & Company, LLC (the “Adviser”) is the investment adviser to the Funds. A copy of the Funds’ Prospectus is available on the Funds’ website at www.villere.com and by calling the telephone number listed above.
The Funds’ most recent Certified Report on Form N-CSR is available, without charge, upon request by calling the number listed above. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Certified Shareholder Report on Form N-CSR are incorporated into this SAI by reference to the Funds’ Certified Shareholder Report on Form N-CSR dated August 31, 2025, as filed with the U.S. Securities and Exchange Commission (“SEC”).

THE TRUST
The Trust is a Massachusetts business trust organized on February 24, 1987, and is registered with the SEC as an open-end management investment company. Prior to May 1991, the Trust was known as the Avondale Investment Trust. The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Trust consists of various series which represent separate investment portfolios. The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. This SAI relates only to the Funds.
The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust.
The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a Fund’s assets for any shareholder held personally liable for obligations of the Fund or the Trust. The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Funds or the Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Funds. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. However, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust’s total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and a Fund itself is unable to meet its obligations.
The Balanced Fund commenced operations on June 7, 2002, as successor to the Villere Balanced Fund, a series of the Trust for Investment Managers. The predecessor Villere Balanced Fund commenced operations on September 30, 1999.
The Equity Fund commenced operations on May 31, 2013.
The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series of the Trust. The Funds’ Prospectus and this SAI are a part of the Trust’s Registration Statement filed with the SEC. Copies of the Trust’s complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.
INVESTMENT POLICIES AND RISKS
Each Fund is diversified. Under applicable federal securities laws, the diversification of a mutual fund’s holdings is measured at the time a Fund purchases a security. If a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. A Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the Fund qualifying as a diversified fund under applicable federal securities laws.
MARKET AND REGULATORY RISK. Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by a Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value (“NAV”), and an increase in Fund expenses. It may also be unusually difficult to identify both investment risks and opportunities, in which case investment objectives may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions, pandemics, epidemics and other similar circumstances in one or more countries or regions. Therefore it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money.
Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of a Fund’s investments may be negatively affected.
The following information supplements the discussion of the Funds’ investment objectives and policies as set forth in their Prospectus. There is no guarantee that a Fund will achieve its investment objective.
The Funds may invest in the following types of investments, each of which is subject to certain risks, as discussed below.
EQUITY SECURITIES. Each Fund may invest in equity securities consistent with its investment objective and strategies. Common stocks, preferred stocks and convertible securities are examples of equity securities in which each Fund may invest.
All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in a Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject a Fund to the risk that the issuer may discontinue paying dividends.
To the extent a Fund invests in the equity securities of small- or medium-sized companies, it will be exposed to the risks of small- and medium-sized companies. Small- and medium-sized companies may have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, such companies often have limited product lines, services, markets or financial resources, or are dependent on a small management group. In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership and are typically followed by fewer security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.
COMMON STOCK. Common stocks represent a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to a Fund.
PREFERRED STOCK. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond, but does not have the seniority of a bond. Unlike common stock, a preferred stock’s participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, it is subject to the risk that the dividend can be changed or omitted by the issuer.
CONVERTIBLE SECURITIES. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In addition to the general risk associated with equity securities discussed above, the market value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.
INITIAL PUBLIC OFFERINGS. Securities issued in initial public offerings (“IPOs”) are often issued by unseasoned companies that have the risks of smaller capitalization companies. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the Fund’s may hold securities purchased in an IPO for a very short period of time. As a result, the Equity Fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.
At any particular time or from time to time the Equity Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of investors to which IPO securities are allocated increases, the number of securities issued to any one investor may decrease. The investment performance of the Equity Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. In addition, as the Equity Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. There can be no assurance that investments in IPOs will improve the Equity Fund’s performance.
RIGHTS AND WARRANTS. Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer. A right is an instrument granting rights to existing shareholders of a corporation to subscribe to shares of a new issue of common stock at below the public offering price before the stock is offered to the public. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Rights and warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of rights and warrants do not necessarily move parallel to the prices of underlying securities. Rights and warrants may be considered speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of a corporation issuing them.
FIXED-INCOME SECURITIES. Fixed-income securities include traditional debt securities issued by corporations, such as bonds and debentures and debt securities that are convertible into common stock and interests. Fixed-income securities that will be eligible for purchase by a Fund include investment grade and high-yield corporate debt securities. Investment grade securities are those rated BBB or better by S&P Global Ratings (“S&P®”) and those rated Baa or better by Moody’s Investors Service©, Inc. (“Moody’s”) or their equivalent. Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. High-yield securities, or “junk bonds,” are rated less than investment grade.
The Balanced Fund reserves the right to invest up to 10% of its assets in securities rated lower than BBB by S&P® or lower than Baa by Moody’s. High-yield debt securities generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default.
The market for high-yield debt securities is generally thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.
Ratings of debt securities represent the rating agencies’ opinions regarding their quality, but are not a guarantee of quality and may be reduced after a Fund has acquired the security. If a security’s rating is reduced while it is held by a Fund, the Adviser will consider whether the Fund should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. The ratings for debt securities are described in Appendix A.
Fixed-income securities with longer maturities generally entail greater risk than those with shorter maturities.
FOREIGN SECURITIES. The Balanced Fund may invest up to 5% of its assets in securities of foreign issuers, including in emerging markets. The Equity Fund may invest up to 10% of its assets in foreign securities through American Depositary Receipts (“ADRs”), including in issuers in emerging markets.
Investing in foreign securities involves certain risks not ordinarily associated with investments in securities of domestic issuers. Foreign securities markets have, for the most part, substantially less volume than the U.S. markets and securities of many foreign companies are generally less liquid and their prices more volatile than securities of U.S. companies. There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than in the United States. The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. issuers and a Fund may have greater difficulty taking appropriate legal action to enforce its rights in a foreign court than in a U.S. court. Investing in foreign securities also involves risks associated with government, economic, monetary, and fiscal policies (such as the adoption of protectionist trade measures), possible foreign withholding taxes on dividends and interest payable to a Fund, possible taxes on trading profits, inflation, and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Furthermore, there is the risk of possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign government restrictions such as exchange controls. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers and as a result, there may be less publicly available information on such foreign issuers than is available from a domestic issuer.

In addition, the Balanced Fund may invest in foreign securities of companies that are located in developing or emerging markets. The Equity Fund may invest in foreign securities through ADRs of companies that are located in developing or emerging markets. Investing in securities of issuers located in these markets may pose greater risks not typically associated with investing in more established markets, such as increased risk of social, political and economic instability. Emerging market countries typically have smaller securities markets than developed countries and therefore less liquidity and greater price volatility than more developed markets. Securities traded in emerging markets may also be subject to risks associated with the lack of modern technology, poor infrastructure, the lack of capital base to expand business operations and the inexperience of financial intermediaries, custodians and transfer agents. Emerging market countries are also more likely to impose restrictions on the repatriation of an investor’s assets and even where there is no outright restriction on repatriation, the mechanics of repatriations may delay or impede a Fund’s ability to obtain possession of its assets. As a result, there may be an increased risk or price volatility associated with a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations.
Dividends and interest payable on a Fund’s foreign securities may be subject to foreign withholding tax. Each Fund may also be subject to foreign taxes on its trading profits. Some countries may also impose a transfer or stamp duty on certain securities transactions. The imposition of these taxes will increase the cost to the Funds of investing in those countries that impose these taxes. Based on the Funds’ principal investment strategies, it is not expected that such taxes will be offset by credits or deductions available to shareholders in the Funds under U.S. tax law. Thus, it is expected that such taxes will reduce the net return to the Funds’ shareholders.
To the extent a Fund invests in securities denominated in foreign currencies, the Fund will be subject to the risk that a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Investing in foreign denominated securities may also result in transaction costs incurred in connection with conversions between various currencies. In addition, only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets and securities transactions undertaken in foreign markets may not be settled promptly, subjecting the Funds to the risk of fluctuating currency exchange rates pending settlement.
Each Fund may invest in ADRs. ADRs represent receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign issuers. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. Investments in ADRs involve risks similar to direct investment in the underlying foreign security. Unsponsored ADRs are organized independently of the issuer of the underlying security and without its cooperation. Available information about the issuer of the unsponsored ADR may not be current or as readily available as for sponsored ADRs and therefore the prices of unsponsored ADRs may be more volatile than for sponsored ADRs.
Brexit. Uncertainties surrounding the sovereign debt of a number of European Union (“EU”) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. In January 2020, the United Kingdom (“UK”) left the EU, commonly referred to as “Brexit,” and the UK ceased to be a member of the EU. Following a transition period during which the EU and the UK Government engaged in a series of negotiations regarding the terms of the UK’s future relationship with the EU, the EU and the UK Government signed an agreement on December 30, 2020 regarding the economic relationship between the UK and the EU. This agreement became effective on May 1, 2021. The UK and the EU also negotiated a Memorandum of Understanding, which creates a framework for voluntary regulatory cooperation in financial services between the UK and the EU. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This long-term uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain European countries. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. These events and the resulting market volatility may have an adverse effect on the performance of a Fund.
GOVERNMENT OBLIGATIONS. Each Fund may make short-term investments in U.S. government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issuers of such entities as the Government National Mortgage Association (“GNMA”). Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury.
AGENCY OBLIGATIONS. Each Fund may make short-term investments in agency obligations, such as the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation and the Student Loan Marketing Association. Some, such as those of the Export-Import Bank of United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by only the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities because it is not obligated to do so by law.
As of September 6, 2008, the Federal Housing Finance Agency (“FHFA”) has been appointed to be the Conservator of the Federal Home Loan Mortgage Corporation and FNMA for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as Conservator, the FHFA will control and oversee the entities until the FHFA deems them financially sound and solvent. During the Conservatorship, each entity’s obligations are expected to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by entities, the U.S. Department of Treasury, through a secured lending credit facility and a Senior Preferred Stock Purchase Agreement, has attempted to enhance the ability of the entities to meet their obligations.
WHEN-ISSUED SECURITIES. Each Fund may from time to time purchase securities on a “when-issued” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for them take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund would not earn income; however, it is each Fund’s intention to be fully invested to the extent practicable and subject to the policies stated in this SAI and in the Funds’ Prospectus. While when-issued securities may be sold prior to the settlement date, each Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its per share net asset value (“NAV”). The market value of the when-issued securities may be more or less than the purchase price. The Funds do not believe that their NAV or income will be adversely affected by their purchase of securities on a when-issued basis.

Rule 18f-4 under the 1940 Act permits a Fund to invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A when-issued, forward-settling, or non-standard settlement cycle security that does not satisfy the Delayed-Settlement Securities Provision is treated as a derivatives transaction under Rule 18f-4. See “Use of Derivatives, Hedging and Income Transactions” below.
BORROWING. Currently, the 1940 Act permits a Fund to borrow money from banks in amounts of up to one-third of the Fund’s total assets (including the amount borrowed). To the extent permitted by the 1940 Act, or the rules and regulations thereunder, a Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as the clearance of portfolio transactions. To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of a Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of a Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period.
The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of a Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the net asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. Each Fund will reduce its borrowing amount within three days, if that Fund’s asset coverage falls below the amount required by the 1940 Act.
SECURITIES LENDING. The Funds have received Board approval and are permitted to lend up to 33 1/3% of the securities in each of their portfolios. A Fund would lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The SEC currently requires that the following conditions must be met whenever a fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) while voting rights on the loaned securities may pass to the borrower, the Fund must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (6) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans.
In the case of the Funds, loans must be secured by collateral consisting of: (i) cash; (ii) securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; (iii) an irrevocable bank letter of credit; (iv) Rule 2a-7 money market funds; (v) 3(c)(7) funds managed in accordance with Rule 2a-7 under the 1940 Act or (vi) any combination thereof, equal to not less than (a) 102% of the market value of the securities loaned that are principally settled in the United States at the inception of the loan and (b) 105% of the market value for securities that are cleared and principally settled outside the United States at the inception of the loan.
These conditions may be subject to future modification. Such loans will be terminable at any time upon specified notice. A Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In addition, a Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. As part of participating in a lending program, a Fund may be required to invest in collateralized debt or other securities that bear the risk of loss of principal. In addition, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, a Fund will have to cover the loss when repaying the collateral.
Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that a Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay a Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.
USE OF DERIVATIVES, HEDGING AND INCOME TRANSACTIONS. The Funds are prohibited from investing in derivatives, excluding certain currency and interest rate hedging transactions. This restriction is not fundamental and may be changed by the Funds without a shareholder vote. If the Funds do determine to invest in derivatives in the future, they will comply with Rule 18f-4 under the 1940 Act.
SHORT-TERM INVESTMENTS. Each Fund may invest in any of the following securities and instruments for defensive purposes:
CERTIFICATES OF DEPOSIT, BANKERS’ ACCEPTANCES AND TIME DEPOSITS. Each Fund may hold certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by a Fund will be U.S. dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.
In addition to buying certificates of deposit and bankers’ acceptances, each Fund also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.
COMMERCIAL PAPER AND SHORT-TERM NOTES. Each Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by companies. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.
Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P®, “Prime-1” or “Prime-2” by Moody’s, similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in Appendix B.
MONEY MARKET MUTUAL FUNDS. Each Fund may invest in shares of money market mutual funds in connection with the Fund’s management of daily cash positions or for longer periods. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund and its shareholders would also bear its pro rata portions of each other money market fund’s advisory and operational expenses. Each Fund currently intends to limit its investments in shares of money market funds in accordance with the 1940 Act.
ILLIQUID INVESTMENTS AND RESTRICTED SECURITIES. Pursuant to Rule 22e-4 under the 1940 Act, a Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Each Fund has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. The 15% limits are applied as of the date a Fund purchases an illiquid investment. It is possible that a Fund’s holding of illiquid investment could exceed the 15% limit, for example as a result of market developments or redemptions.
Each Fund may purchase certain restricted securities that can be resold to institutional investors and which may be determined not to be illiquid investments pursuant to the Fund’s liquidity risk management program. In many cases, those securities are traded in the institutional market under Rule 144A under the 1933 Act and are called Rule 144A securities.
Investments in illiquid investments involve more risks than investments in similar securities that are readily marketable. Illiquid investments may trade at a discount from comparable, more liquid investments. Investment of a Fund’s assets in illiquid investments may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when the Fund has net redemptions, and could result in the Fund borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.
Illiquid investments are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by a Fund or less than the fair value of the securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, a Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct transactions in those securities.
SECTOR EMPHASIS. Each Fund may, from time to time, have greater than 25% of its assets in one market sector (but not greater than 80% in any one market sector). To the extent that a Fund focuses its investments in one or more sectors, it may be subject to the risks affecting that sector more than if they were a more broadly diversified fund. The Adviser’s judgment about which sectors offer the greatest potential for long-term financial reward may, and likely will, change over time. In fact, a Fund may focus its investments in any sector, depending on its investment strategy.
OTHER INVESTMENT COMPANIES. Each Fund may invest in the securities of other registered investment companies, including money market mutual funds, in accordance with the limitations established under the Investment Company Act of 1940, as amended (the “1940 Act”). Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.
Each Fund currently intends to limit its investments in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company (other than money market funds) will be owned by a Fund, or its affiliated persons, as a whole. In addition to the advisory and operational fees each Fund bears directly in connection with its own operation, each Fund would also bear its pro rata portions of each other investment company’s advisory and operational expenses.
Section 12(d)(1)(A) of the 1940 Act generally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund. There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.
In accordance with Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price including a sales load or service fee that exceeds the limits set forth in Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to a fund of funds (e.g., 8.5%).
Rule 12d1-4 of the 1940 Act permits more types of fund of fund arrangements without an exemptive order, subject to certain conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.
SPECIAL RISKS RELATED TO CYBER SECURITY. The Funds and their service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers. Cyber-attacks against or security breakdowns of the Funds or their service providers may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses; the inability of Funds shareholders to transact business and the Funds to process transactions; inability to calculate the Funds’ NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Funds may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Funds invest, which may cause the Funds’ investment in such issuers to lose value. There can be no assurance that the Funds or their service providers will not suffer losses relating to cyber-attacks or other information security breaches in the future.

CASH HOLDINGS AND TEMPORARY DEFENSIVE POSITIONS. The Funds may take temporary defensive measures that are inconsistent with a Fund’s normal investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Adviser. Such measures could include, but are not limited to, investments in (1) cash and cash equivalents, (2) short-term debt securities and (3) money market instruments. In the event a Fund uses a money market fund for its cash position, there will be some duplication of expenses because a Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.
INVESTMENT RESTRICTIONS
Each Fund has adopted the following policies and investment restrictions as fundamental policies (unless otherwise noted), which may not be changed without the affirmative vote of the holders of a “majority” of the outstanding voting securities of each Fund. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund. A Fund may not:
1.    Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, or (b) to the extent the entry into a repurchase agreement is deemed to be a loan.
2.    (a) Borrow money, except as stated in the Prospectus and this SAI. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings.
(b) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings and only with respect to 33 1/3% of its assets.
3.    Purchase securities on margin, participate on a joint basis or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude a Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)
4.    Purchase or sell real estate, commodities or commodity contracts (other than futures transactions for the purposes and under the conditions described in the Prospectus and in this SAI).
5.    Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.)
6.    Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures, forward or repurchase transactions.
7.    Purchase the securities of any issuer, if as a result of such purchase more than 5% of the total assets of a Fund would be invested in the securities of that issuer, other than obligations of the U.S. government, its agencies or instrumentalities, provided that up to 25% of the value of the Fund’s assets may be invested without regard to this limitation.
PORTFOLIO TURNOVER
Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See “Execution of Portfolio Transactions”.

The Funds had the following portfolio turnover rates for the last two fiscal years ended August 31:

Portfolio Turnover Rate	2025	2024
Balanced Fund	11%	14%
Equity Fund	11%	24%

PORTFOLIO HOLDINGS INFORMATION
The Trust, on behalf of the Funds, has adopted a portfolio holdings disclosure policy that governs the timing and circumstances of disclosure of portfolio holdings of the Funds. The policy was developed in consultation with the Adviser and has been adopted by the Adviser. Information about the Funds’ portfolio holdings will not be distributed to any third party except in accordance with this policy. The Board considered the circumstances under which the Funds’ portfolio holdings may be disclosed under this policy and the actual and potential material conflicts that could arise in such circumstances between the interests of the Funds’ shareholders and the interests of the Adviser, the principal underwriter or any other affiliated person of a Fund, its Adviser or its Distributor. After due consideration, the Board determined that each Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in the policy, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, administration or custody of the Funds. Pursuant to the policy, the Trust’s Chief Compliance Officer (“CCO”), President and Treasurer are each authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.
The Board exercises continuing oversight of the disclosure of the Funds’ portfolio holdings (1) by overseeing the implementation and enforcement of the policy, Codes of Ethics and other relevant policies of the Funds and their service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering to approve any amendment to the policies. The Board reserves the right to amend the policies at any time without prior notice to shareholders in its sole discretion.
Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report to Fund shareholders. Monthly portfolio disclosures are filed quarterly with the SEC on Form N-PORT, with quarter-end disclosures being made public 60 days after the end of each fiscal quarter. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. In addition, each Fund discloses its complete portfolio holdings on the Funds’ website at www.villere.com generally within ten business days after the month-end. Portfolio holdings information posted on the Funds’ website may be separately provided to any person, commencing on the day after it is first published on the Funds’ website. In addition, each Fund may provide its complete portfolio holdings at the same time that it is filed with the SEC.
In the event of a conflict between the interests of the Funds and the interests of the Adviser or an affiliated person of the Adviser, the Adviser’s CCO, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Funds, and shall report such determination to the Board at the end of the quarter in which such determination was made. Any employee of the Adviser who suspects a breach of this obligation must report the matter immediately to the Adviser’s CCO or to his or her supervisor.
In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Funds to each of the following entities, which, by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain the confidentiality of the information disclosed, including a duty not to trade on non-public information: fund administrator, fund accountant, custodian, transfer agent, auditors, counsel to the Funds or the Trustees, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities) and regulatory authorities. Portfolio holdings information not publicly available with the SEC or through the Funds’ website may only be provided to additional third parties, including mutual fund ratings or statistical agencies, in accordance with the policy, when a Fund has a legitimate business purpose and when the third party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information.
In no event shall the Adviser, its affiliates or employees or the Funds receive any direct or indirect compensation in connection with the disclosure of information about a Fund’s portfolio holdings.
There can be no assurance that the policies will protect the Funds from potential misuse of portfolio holdings information by individuals or entities to which it is disclosed.
From time to time, the Adviser may make additional disclosure of the Funds’ portfolio holdings on the Funds’ website. Shareholders can access the Funds’ website at www.villere.com for additional information about the Funds, including, without limitation, the periodic disclosure of its portfolio holdings.
TRUSTEES AND EXECUTIVE OFFICERS
The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds. The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current Trustees and officers of the Trust, their year of birth and position with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below.

Name, Year of Birth and Address	Position with the Trust(1)	Term of Office(2) and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Independent Trustees of the Trust

Name, Year of Birth and Address	Position with the Trust(1)	Term of Office(2) and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Kathleen T. Barr (born 1955) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Trustee Chairperson of the Board	Indefinite Term; Since November 2018. Indefinite Term; Since February 2023.	Retired; Member of Governing Council, Independent Directors Council, including past term of Chair (since 2016); Member of ICI Board of Governors (since 2019); formerly, President, owner of a registered investment adviser, Productive Capital Management, Inc. (2010 to 2013); formerly, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009); formerly, Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds) (registered investment companies).	2	Independent Director, Muzinich Corporate Lending Income Fund, Inc. (2023 to present); Independent Director, Muzinich BDC, Inc. (2019 to present); Independent Trustee (2013 to present) and Chair of the Board (2025 to Present) for the William Blair Funds (19 series).
Eric W. Falkeis (born 1973) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Trustee	Indefinite Term; Since September 2011.	Chief Operating Officer, Tidal Financial Group (2024 to present); formerly, Chief Growth Officer, Tidal Financial Group (2022 to 2023); Chief Executive Officer, Tidal ETF Services LLC (2018 to present); formerly, Chief Operating Officer, Direxion Funds (2013 to 2018); formerly, Senior Vice President and Chief Financial Officer (and other positions), U.S. Bancorp Fund Services, LLC (1997 to 2013).	2	Independent Director, Muzinich Corporate Lending Income Fund, Inc. (2023 to present); Interested Trustee, Tidal Trust II (2022 to present) (41 series); Independent Director, Muzinich BDC, Inc. (2019 to present); Interested Trustee, Tidal ETF Trust I (2018 to Present) (40 series); Former Interested Trustee, Direxion Funds (36 series), Direxion Shares ETF Trust (112 series) and Direxion Insurance Trust (2013 to 2018).

Name, Year of Birth and Address	Position with the Trust(1)	Term of Office(2) and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Steven J. Paggioli (born 1950) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Trustee	Indefinite Term; Since May 1991.	Consultant; formerly, Executive Vice President, Investment Company Administration, LLC (mutual fund administrator).	2	Independent Director, Muzinich Corporate Lending Income Fund, Inc. (2023 to present); Independent Director, Muzinich BDC, Inc. (2019 to present); Independent Trustee, AMG Funds (1993 to present) (34 series).
Ashi S. Parikh (born 1966) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Trustee	Indefinite Term; Since June 2020.	President and Chief Investment Officer, Venturi Private Wealth (investment management firm) (2022 to present); formerly, Chief Executive and Chief Investment Officer and various other positions, RidgeWorth Investments, LLC (global investment management firm) (2006 to 2017); formerly, Chief Investment Officer Institutional Growth Equities, Eagle Asset Management (investment management firm); formerly Sr. Managing Director, Growth Equities, Banc One Investment Advisors (investment management firm).	2	Board of Directors Member, Investment Working Group, The Ohio State University Endowments and Foundation (2016 to present); Board of Directors, World Methodist Council, Investment Committee (2018 to present); Independent Trustee, PNC Funds (2018 to 2019) (32 series); Interested Trustee, RidgeWorth Funds (2014 to 2017) (35 series).
Cynthia M. Fornelli (born 1960) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Trustee	Indefinite Term; Since January 2022.	Independent Director of TriplePoint Venture Growth BDC Corp. (2019 to present); Retired; formerly, Executive Director of the Center for Audit Quality (2007-2019); formerly, Senior Vice President of Regulatory Conflicts Management at Bank of America (2005-2007); formerly, Deputy Director, Division of Investment Management with the U.S. Securities and Exchange Commission (1998-2005).	2	Independent Director, TriplePoint Private Venture Credit, Inc. (2020 to present); Independent Director, TriplePoint Venture Growth BDC (2020 to present).
Officers of the Trust

Name, Year of Birth and Address	Position with the Trust(1)	Term of Office(2) and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Jason F. Hadler (born 1975) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	President & Principal Executive Officer	Indefinite Term; Since September 2021.	Senior Vice President and Head of Client Experience, U.S. Bank Global Fund Services since March 2022; Senior Vice President and Head of Fund Services Fund Administration Department, U.S. Bank Global Fund Services (December 2003-March 2022).	Not Applicable.	Not Applicable.
Elaine E. Richards (born 1968) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Secretary & Vice President	Indefinite Term; Since September 2024.	Senior Vice President, U.S. Bank Global Fund Services since July 2007.	Not Applicable.	Not Applicable.
Craig Benton (born 1985) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Treasurer & Vice President	Indefinite Term; Since December 2021.	Assistant Treasurer of the Trust (2016-2021); Assistant Vice President, U.S. Bank Global Fund Services since November 2007.	Not Applicable.	Not Applicable.
Nicholas A. Moll (born 1998) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite Term; Since November 2024.	Mutual Funds Administrator, U.S. Bank Global Fund Services since December 2022.	Not Applicable.	Not Applicable.
Kathryn E. LaPlante Johnson (born 1998) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite Term; Since November 2023.	Mutual Funds Administrator, U.S. Bank Global Fund Services since June 2020; Business Administration Student, 2017-2021.	Not Applicable.	Not Applicable.

Name, Year of Birth and Address	Position with the Trust(1)	Term of Office(2) and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Gazala Khan (born 1969) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Chief Compliance Officer Anti-Money Laundering Officer	Indefinite Term; Since November 2022.	Vice President and Compliance Officer, U.S. Bank Global Fund Services since July 2022; Chief Compliance Officer Matthews Asia Fund (May 2019-July 15, 2022); Chief Compliance Officer GS Trust/VIT (June 2009-May 2019); Vice President GSAM (May 2005-June 2009); Staff Accountant, SEC Office of Compliance Inspection and Examination (1999-2005).	Not Applicable.	Not Applicable.
(1)    All Trustees of the Trust are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustees”).
(2)    Under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 78.
(3)    The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series.
Additional Information Concerning the Board of Trustees
The Role of the Board
The Board oversees the management and operations of the Trust. Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Adviser, the Distributor, the Administrator, the Custodian, and the Transfer Agent, each of whom is discussed in greater detail in this Statement of Additional Information. The Board has appointed various senior employees of the Administrator as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters and the President reports as to matters relating to the Trust’s operations. In addition, the Adviser provides regular reports on the investment strategy and performance of the Funds. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.
Board Structure, Leadership
The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established four standing committees: the Nominating and Governance Committee, the Investment Committee, and the Audit Committee, which also serves as the Qualified Legal Compliance Committee, which are discussed in greater detail below under “Trust Committees.” The Board is entirely comprised of Trustees who are Independent Trustees, which are Trustees that are not affiliated with the Adviser, the principal underwriter, or their affiliates. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Nominating and Governance Committee, Audit Committee and Qualified Legal Compliance Committee are comprised of all of the Independent Trustees. The Chairperson of the Board is an Independent Trustee. The Trust has appointed Kathleen Barr, an Independent Trustee, as Chairperson of the Board, and she acts as a liaison with the Trust’s service providers, officers, legal counsel, and other Trustees between meetings, helps to set Board meeting agendas, and serves as Chairperson during executive sessions of the Independent Trustees. The Board has determined not to combine the Chairperson position and the principal executive officer position and has appointed a Vice President of the Administrator as the President of the Trust, who routinely interacts with the unaffiliated investment advisers of the Trust and comprehensively manages the operational aspects of the funds in the Trust. The Board reviews its structure and the structure of its committees annually. The Board has determined that the structure of the Independent Chairperson, the composition of the Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise.
Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board meets regularly with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed. The Board also receives reports from the Adviser as to investment risks of the Fund. In addition to these reports, from time to time the Board receives reports from the Administrator and the Adviser as to enterprise risk management.
Information about Each Trustee’s Qualification, Experience, Attributes or Skills
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each of the Trustees has served on the Board for a number of years. They have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. They have demonstrated a commitment to discharging their oversight duties as trustees in the interests of shareholders. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Trustees is reviewed.
In addition to the information provided in the chart above, below is certain additional information concerning each particular Trustee and his/her Trustee Attributes. The information is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, to ask incisive questions, and commitment to shareholder interests.
Ms. Barr’s Trustee Attributes include her substantial mutual fund experience, including her role as Chair of the Governing Council for the Independent Directors Council and member of the ICI Board of Governors. She has executive experience as the former owner of a registered investment adviser (Productive Capital Management, Inc.), as the Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors LLC in 2009), and as the Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds). Ms. Barr also currently serves on the board of several registered investment companies. Ms. Barr has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Ms. Barr’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
Mr. Falkeis’ Trustee Attributes include his substantial ETF and mutual fund experience and his experience with financial, accounting, investment and regulatory matters through his former position as Senior Vice President and Chief Financial Officer (and other positions) of U.S. Bancorp Fund Services, LLC, a full-service provider to ETFs, mutual funds and alternative investment products. Mr. Falkeis currently serves as Chief Operating Officer and Chief Executive Officer of Tidal ETF Services LLC, (2018 to present), formerly, Chief Growth Officer of Tidal Financial Group, and he has experience consulting with investment advisers regarding the legal structure of investment companies, distribution channel analysis, marketing and actual distribution of those funds. Mr. Falkeis also has substantial managerial, operational and risk oversight experience through his former positions as Chief Operating Officer and Trustee of the Direxion Funds and the Direxion Exchange Traded Funds. Mr. Falkeis has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Mr. Falkeis’ experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
Mr. Paggioli’s Trustee Attributes include his substantial mutual fund and investment advisory experience. Mr. Paggioli is an independent consultant on investment company and investment advisory matters. He has held a number of senior positions with mutual fund and investment advisory organizations and related businesses, including Executive Vice President, Director and Principal of the Wadsworth Group (fund administration, distribution transfer agency and accounting services). He serves on the boards of several investment management companies and advisory firms. He is a member of the Board of Governors of the Investment Company Institute and of the Governing Council of the Independent Directors Council. He has served on various industry association and self-regulatory committees and formerly worked on the staff of the SEC. Mr. Paggioli has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Mr. Paggioli’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
Mr. Parikh’s Trustee Attributes include his substantial investment and executive experience in the asset management industry, including his position as Chief Executive Officer and Chief Investment Officer of RidgeWorth Investments (global investment management firm with over $41 billion in assets). He has also served as a Trustee of several investment trusts (including private investment trusts). Mr. Parikh has ongoing responsibility as a member of the Investment Working Group as part of the Board of Directors for the Ohio State University Endowments & Foundation, as well as an ongoing position as a member of the Investment Committee for the World Methodist Council Endowment Fund (a charitable religious foundation). Mr. Parikh has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Mr. Parikh possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
Ms. Fornelli’s Trustee Attributes include her substantial governance, legal, regulatory and business experience, including her role as an Independent Director of TriplePoint Venture Growth BDC Corp and TriplePoint Private Venture Credit, Inc. She has broad leadership experience in strategy formulation, corporate governance and risk management. She has executive experience as the Executive Director of Center for Audit Quality (2007-2019), Senior Vice President of Regulatory and Conflicts Management at Bank of America (2005-2007) and Deputy Director, Division of Investment Management with the US Securities and Exchange Commission (1998-2005). Ms. Fornelli has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Ms. Fornelli’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
TRUST COMMITTEES
The Trust has four standing committees: the Nominating and Governance Committee, the Investment Committee, and the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”).
The Nominating and Governance Committee, comprised of all of the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Nominating and Governance Committee is also responsible for, among other things, assisting the Board in its oversight of the Trust’s compliance program under Rule 38a-1 under the 1940 Act, reviewing and making recommendations regarding Independent Trustee compensation and the Trustees’ annual “self-assessment.” The Nominating and Governance Committee has appointed Independent Trustee Eric Falkeis as the Chairperson of the Committee. The Nominating and Governance Committee will consider nominees nominated by shareholders. Recommendations for consideration by shareholders by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on. The Nominating and Governance Committee met one time with respect to the Funds during the Funds’ last fiscal year.
The Investment Committee is comprised of all of the Independent Trustees. The Investment Committee has appointed Independent Trustee Ashi Parikh as the Chairperson of the Committee. The Investment Committee generally meets on a quarterly basis to review performance of the various series of the Trust and report back to the Board. The Investment Committee incepted as of January 1, 2025 and met two times with respect to the Funds during the Funds’ last fiscal year.
The Audit Committee is comprised of all of the Independent Trustees. The Audit Committee has appointed Independent Trustee Cynthia Fornelli as the Chairperson of the Committee. The Audit Committee generally meets on a quarterly basis with respect to the various series of the Trust, and may meet more frequently. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit of such series’ financial statements and any matters bearing on the audit or the financial statements, and to ensure the integrity of the series’ pricing and financial reporting. The Audit Committee met one time with respect to the Funds during the Funds’ last fiscal year.
The function of the QLCC is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust. The QLCC did not meet during the Funds’ last fiscal year with respect to the Funds.

TRUSTEE OWNERSHIP OF FUND SHARES AND OTHER INTERESTS
The following table shows the amount of shares in the Funds and the amount of shares in other portfolios of the Trust owned by the Trustees as of the calendar year ended December 31, 2024.

Name	Dollar Range of Balanced Fund Shares	Dollar Range of Equity Fund Shares	Aggregate Dollar Range of Fund Shares in the Trust
Independent Trustees
Kathleen T. Barr	None	None	$10,001-$50,000
Eric W. Falkeis	None	None	$10,001-$50,000
Steven J. Paggioli	None	None	Over $100,000
Ashi S. Parikh	None	None	Over $100,000
Cynthia Fornelli	None	None	None
Furthermore, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Adviser, the Funds’ principal underwriter, or any of their affiliates. Accordingly, neither the Independent Trustees nor members of their immediate family have had a direct or indirect interest, during the two most recently completed calendar years, the value of which exceeds $120,000, in the Adviser, the Funds’ principal underwriter or any of its affiliates.
COMPENSATION
Effective January 1, 2025, the Independent Trustees were due to receive an annual retainer of $150,000 allocated among each of the various portfolios comprising the Trust, an additional $10,000 per regularly scheduled Board meeting, and an additional $3,500 per special meeting, paid by the Trust or applicable advisors/portfolios, as well as reimbursement for expenses incurred in connection with attendance at Board meetings. The Chairperson of the Audit Committee receives additional compensation of $20,000 annually, the Chairperson of the Nominating and Governance Committee receives additional compensation of $10,000 annually, the Chairperson of the Investment Committee receives additional compensation of $10,000 annually, and the Chairperson of the Board of Trustees receives additional compensation of $30,000 annually, and such compensation is also allocated among each of the various portfolios comprising the Trust. Independent Trustees receive additional fees from the applicable portfolios for any special meetings at rates assessed by the Trustees depending on the length of the meeting and whether in-person attendance is required. All Trustees will be reimbursed for expenses in connection with each Board meeting attended, which reimbursement is allocated among applicable portfolios of the Trust. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees. Set forth below is the rate of compensation received by the following Independent Trustees for the fiscal year ended August 31, 2025.

Name of Person/Position	Aggregate Compensation From the Balanced Fund	Aggregate Compensation From the Equity Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex(1) Paid to Trustees
Kathleen T. Barr, Independent Trustee	$5,749	$5,471	None	None	$11,220
Eric W. Falkeis, Independent Trustee	$4,719	$4,428	None	None	$9,147
Steven J. Paggioli, Independent Trustee	$4,499	$4,221	None	None	$8,720
Ashi S. Parikh, Independent Trustee	$4,682	$4,394	None	None	$9,076
Cynthia Fornelli, Independent Trustee	$4,958	$4,653	None	None	$9,611

(1) There are currently numerous unaffiliated portfolios comprising the Trust. The term “Fund Complex” applies only to the Funds. For the fiscal year ended August 31, 2025, Trustees’ fees and expenses in the amount of $1,045,100 were incurred by the Trust.
CODES OF ETHICS
The Trust and the Adviser have each adopted separate Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. These Codes permit, subject to certain conditions, access persons of the Adviser to invest in securities that may be purchased or held by the Fund. The Distributor, as defined below, relies on the principal underwriter’s exception in Rule 17j-1(c)(3) under the 1940 Act, specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser.
PROXY VOTING POLICIES
The Board has adopted proxy voting policies and procedures (“Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of a Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s proxy voting policies and a record of each proxy voted by the Adviser on behalf of each Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. The Adviser has adopted a proxy voting policy (the “Adviser’s Policy”) that underscores the Adviser’s concern that all proxy voting decisions be made in the best interests of the Funds.
The Adviser has adopted Proxy Voting Policies that underscore the Adviser’s concern that all proxies voting decisions be made in the best interest of the Fund’s shareholders. A copy of the Adviser’s Proxy Voting Policies is attached as Appendix C.
The Funds are required to file Form N-PX, with the Funds’ complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. Form N-PX for the Funds are available without charge, upon request, by calling toll-free 1-866-209-1129 and on the SEC’s website at www.sec.gov.
CONTROL PERSONS, PRINCIPAL SHAREHOLDERS, AND MANAGEMENT OWNERSHIP
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Funds. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Funds or acknowledges the existence of control. As of December 1, 2025, the Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of the Funds.
As of December 1, 2025, there were no control persons. The following shareholders were considered to be principal shareholders of the Funds:
Balanced Fund

Name and Address	% Ownership	Type of Ownership
National Financial Services, LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	29.35%	Record
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	9.76%	Record

Equity Fund

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	24.04%	Record
THE FUNDS’ INVESTMENT ADVISER
Investment advisory services are provided to the Funds by St. Denis J. Villere & Company, LLC, located at 601 Poydras Street, Suite 1808, New Orleans, Louisiana 70130, the Funds’ Adviser, pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust. The Adviser provides investment advisory services to individual and institutional clients and investment companies. The Adviser is controlled by Sandy Villere, III and George V. Young, who are both portfolio managers of the Funds.
The Advisory Agreement continues in effect for successive annual periods so long as such continuation is approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of the Fund), and (2) a majority of the Independent Trustees, in each case cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement, or by a majority of the outstanding voting securities held by Fund shareholders, upon a 60-day written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act. The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.
As compensation, the Funds pay the Adviser a monthly management fee (accrued daily) based upon the average daily net assets of the Funds at the annual rate of 0.75%. However, the Adviser may voluntarily agree to reduce a portion of the fees payable to it on a month‑to‑month basis.

Balanced Fund Fiscal Year Ended	Fees Accrued	Fees (Waived) or Recouped	Adviser Reimbursement for Fee Reductions and/or Expense Payments	Net Advisory Fees Paid
August 31, 2025	$820,081	$(147,240)	$0	$672,841
August 31, 2024	$931,787	$(80,014)	$0	$851,773
August 31, 2023	$1,027,395	$(50,763)	$0	$976,632

Equity Fund Fiscal Year Ended	Fees Accrued	Fees (Waived) or Recouped	Adviser Reimbursement for Fee Reductions and/or Expense Payments	Net Advisory Fees Paid
August 31, 2025	$285,648	$(71,872)	$0	$213,776
August 31, 2024	$294,221	$(32,237)	$0	$261,984
August 31, 2023	$294,769	$(24,169)	$0	$270,600
The Funds are responsible for their own operating expenses. The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement for shares of the Balanced Fund to 0.79% of the Fund’s average net assets and 1.05% of the Equity Fund’s average net assets (the “Expense

Caps”). The Expense Caps will remain in effect until at least December 29, 2026, and may continue for an indefinite period thereafter, until the Board determines that the Expense Caps are no longer in the best interest of the Funds and their shareholders. The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three years. Any such reimbursement is subject to the Board’s review and approval. This reimbursement may be requested by the Adviser if the aggregate amount actually paid by the Funds toward operating expenses for such period (taking into account the reimbursement) does not exceed the lesser of the Expense Caps in place at the time of waiver or at the time of reimbursement. Prior to September 1, 2025, the Balanced Fund’s operating expense limitation agreement was 0.89% and the Equity Fund’s operating expense limitation agreement was 1.15%.
PORTFOLIO MANAGERS
The following individuals serve as portfolio managers of the Funds: Mr. George V. Young, Mr. St. Denis J. Villere, III and Mr. Lamar G. Villere. They are primarily responsible for the day-to-day management of the Funds. The following provides information regarding other accounts managed by the portfolio managers as of August 31, 2025:
George V. Young

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	139	$312,020,179	None	$0
St. Denis J. Villere, III

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	219	$371,125,329	None	$0
Lamar G. Villere

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	39	$92,547,307	None	$0

The portfolio managers’ compensation is based on the income derived from each individual’s ownership as a partner of St. Denis J. Villere & Co., LLC. Portfolio manager compensation is not based on Fund performance. The portfolio managers do not receive a bonus or deferred compensation as part of their compensation, although they do participate in a 401(k) retirement plan.
The Adviser serves as investment manager for other investment accounts with investment objectives and strategies substantially similar to the Funds, which may create certain conflicts of interest in connection with the allocation and timing of investment opportunities among the portfolio manager’s advised accounts. Although the portfolio managers manage other accounts for St. Denis J. Villere & Co., LLC, potential conflicts are minimal as each Fund is managed as any other account with similar objectives. There are many similar accounts and securities are generally purchased and sold in blocks and allocated on a rotating basis without any priority given. Each Fund and any separate accounts managed similarly to the Fund are managed concurrently, and all portfolio transactions are implemented according to the Adviser’s trade allocation procedures. These procedures, among other things, ensure that all trades allocated to advisory clients (including the Funds) fulfill the Adviser’s fiduciary duty to each client and that securities are otherwise allocated on a basis that is fair and nondiscriminatory. Such procedures are generally applied in numerous instances, including, among other things, block and bunched trades, cross transactions and private placements. In determining a fair allocation, the Adviser takes into account a number of factors, including among other things, the Adviser’s fiduciary duty to each client, any potential conflicts of interest, the size of the transaction, the relative size of a client’s portfolio, cash available for investment suitability, as well as each client’s investment objectives.
The following indicates the beneficial ownership of each portfolio manager in the Funds as of August 31, 2025:

Portfolio Manager	Dollar Range of Equity Securities in the Balanced Fund	Dollar Range of Equity Securities in the Equity Fund
(None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, Over $1,000,000)
George V. Young	$100,001-$500,000	$500,001-$1,000,000
St. Denis J. Villere, III	None	$1-$10,000
Lamar G. Villere	None	over $1,000,000
THE FUNDS’ SERVICE PROVIDERS
ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
Pursuant to an administration agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides certain administrative services to the Funds including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.
Pursuant to the Administration Agreement, as compensation for its services, Fund Services receives from the Funds a fee based on each Fund’s current average daily net assets. Fund Services also is entitled to certain out-of-pocket expenses. Fund Services also serves as fund accountant, transfer agent and dividend disbursing agent under separate agreements. Additionally, Fund Services provides Chief Compliance

Officer services to the Trust under a separate agreement. The cost for the Chief Compliance Officer services is charged to the Funds and approved by the Board annually.
The table below shows the amount of administration fees paid by the Funds to Fund Services for the fiscal years shown.

Balanced Fund Fiscal Year Ended	Administration Fee Paid
August 31, 2025	$59,067
August 31, 2024	$105,691
August 31, 2023	$111,515

Equity Fund Fiscal Period Ended	Administration Fee Paid
August 31, 2025	$51,153
August 31, 2024	$45,423
August 31, 2023	$45,066
CUSTODIAN
U.S. Bank National Association (“U.S. Bank N.A.” or the “Custodian”), is custodian of the assets of each Fund pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian holds and administers the Funds’ assets for fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds. Fund Services and the Custodian are affiliated entities under the common control of U.S. Bancorp. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Funds may invest.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL
Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, is the independent registered public accounting firm, providing audit services, tax services and assistance with respect to the preparation of filings with the U.S. Securities and Exchange Commission for the Funds.
Sullivan & Worcester LLP, 1251 Avenue of the Americas, 19th Floor, New York, New York 10020, serves as legal counsel to the Trust. Sullivan & Worcester also serves as independent legal counsel to the Board of Trustees.
PRINCIPAL UNDERWRITER AND DISTRIBUTOR
Quasar Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group), 190 Middle Street, Suite 301, Portland, Maine 04101 (“Quasar”), acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. Pursuant to a distribution agreement between the Funds and Quasar (the “Distribution Agreement”), Quasar acts as the Funds’ principal underwriter and distributor and provides certain administration services and promotes and arranges for the sale of the Funds’ shares. Quasar is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and a member of FINRA.
The Distribution Agreement between the Funds and Quasar will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of each Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Funds on a 60-day written notice when authorized either by a majority vote of the Funds’ shareholders or by vote of a majority of the Board, including a majority of the Independent Trustees, or by Quasar on a 60-day written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

SUB-ACCOUNTING SERVICE FEES
In addition to the fees that the Funds may pay to its Transfer Agent, the Board has authorized the Funds to pay service fees, at the annual rate of up to 0.10% of applicable average net assets or $22 per account, to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, for sub-administration, sub-transfer agency, recordkeeping (collectively, “sub-accounting services”) and other shareholder services associated with shareholders whose shares are held of record in omnibus, networked, or other group accounts or accounts traded through registered securities clearing agents. Any sub-accounting fees paid by the Funds are included in the total amount of “Other Expenses” listed in each Fund’s Fees and Expenses table in the Prospectus.
For the fiscal year ended August 31, 2025, the Funds paid the following amounts for sub-accounting services:

Sub-Accounting Services Fees
Villere Balanced Fund	$47,471
Villere Equity Fund	$8,553
SECURITIES LENDING AGENT
The Funds participate in securities lending arrangements whereby they lend certain of their portfolio securities to brokers, dealers and financial institutions (not with individuals) in order to receive additional income and increase the rate of return of its portfolio. U.S. Bank N.A. serves as the Funds’ securities lending agent. For the most recent fiscal year ended August 31, 2025, the Funds’ securities lending activities resulted in the following:

	Balanced Fund	Equity Fund
Gross income from securities lending activities:	$694,666	310,278
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$(7,117)	(3,356)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$(4,450)	(1,986)
Administrative fees not included in revenue split	$0	0
Indemnification fee not included in revenue split	$0	0
Rebates (paid to borrower)	$(666,494)	(297,102)
Other fees not included in revenue split (specify)	$0	0
Aggregate fees/compensation for securities lending activities:	$(678,061)	(302,444)
Net income from securities lending activities:	$16,605	7,834
U.S. Bank N.A. oversees the securities lending process, which includes the screening, selection and ongoing review of borrowers, monitoring the availability of securities, negotiating rebates, daily marking to market of loans, monitoring and maintaining cash collateral levels, processing securities movements and reinvesting cash collateral as directed by the Adviser. The effective fee split is 70% to the Funds and 30% to the securities lending agent, which is U.S. Bank N.A.

EXECUTION OF PORTFOLIO TRANSACTIONS
Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Funds’ portfolio transactions. The purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.
Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities that the Funds will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.
In placing portfolio transactions, the Adviser will seek best execution. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the best execution, the Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under the Advisory Agreement, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers that sell shares of the Funds subject to rules adopted by the Financial Industry Regulatory Authority (“FINRA”) and the SEC.
While it is the Adviser’s general policy to seek best execution in selecting a broker-dealer to execute portfolio transactions for the Funds, in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, when it is determined that more than one broker-dealer can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Funds or to the Adviser, even if the specific services are not directly useful to the Funds and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. Additionally, in accordance with procedures adopted by the Trust, the Adviser may direct transactions to a broker-dealer with which it has an affiliation. Currently, the Adviser does not use any soft dollars for the Funds.
Investment decisions for the Funds are made independently from those of other client accounts managed or advised by the Adviser. Nevertheless, it is possible that at times identical securities will be acceptable for both the Funds and one or more of such client accounts. In such event, the position of the Funds and such client accounts in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of such client account seeks to acquire the same security as a Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, a Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day’s transactions in such security will be allocated between a Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as a Fund is concerned. In other cases, however, it is believed that the ability of a Fund to participate in volume transactions may produce better executions for the Fund.
The Funds do not effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through brokers for selling shares of the Funds. However, as stated above, broker-dealers who execute brokerage transactions may effect purchase of shares of the Funds for their customers.
The table below shows the amount of brokerage commissions paid by the Funds with respect to transactions for the fiscal years shown.

	August 31, 2025(1)	August 31, 2024	August 31, 2023
Brokerage Fees Paid by the Balanced Fund	$23,533	$61,329	$51,897
Brokerage Fees Paid by the Equity Fund	$13,962	$23,936	$24,141
(1)    The decrease in brokerage commissions for the fiscal year ended August 31, 2025, was due to a decrease in the Fund’s assets and a decrease in trading volume over this period.
Each of the Balanced Fund and the Equity Fund did not own securities of its regular brokers or dealers as of the fiscal year ended August 31, 2025.
CAPITAL STOCK
Shares issued by the Funds have no preemptive, conversion, or subscription rights. Shares issued and sold by the Funds are deemed to be validly issued, fully paid and non-assessable by the Trust. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Funds and to the net assets of the Funds upon liquidation or dissolution. Each Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Board in its discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.
DETERMINATION OF SHARE PRICE
The NAV per share of a Fund is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Standard Time), each day the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading. It is expected that the NYSE will not be open for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Generally, a Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith pursuant to procedures approved by the Adviser. Pursuant to those procedures, the Adviser considers, among other things: (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service, and (4) other factors as necessary to determine a fair value under certain circumstances.
Securities primarily traded on U.S. national or foreign securities exchanges for which market quotations are readily available shall be valued at either the last reported sale price on the day of valuation, or the exchange’s official closing price, if applicable. If there has been no sale on such day, then the mean between the bid and asked prices will be used. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Adviser.
Short-term debt obligations, including short-term debt obligations having a maturity of less than 60 days, are valued at the mean evaluated price supplied by a pricing service.
The securities in a Fund’s portfolio, including ADRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange on which the security is principally traded.
All other assets of a Fund are valued in such manner as the Adviser in good faith deems appropriate to reflect their fair value.
PURCHASE AND REDEMPTION INFORMATION
The information provided below supplements the information contained in the Funds’ Prospectus regarding the purchase and redemption of Fund shares.
HOW TO BUY SHARES. In addition to purchasing shares directly from a Fund, you may purchase shares of the Fund through certain financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. Purchase orders through Financial Intermediaries are effected at the next-determined NAV after receipt of the order by such Financial Intermediary before the close of regular trading on the NYSE, generally 4:00 p.m., Eastern Standard Time. Orders received after that time will be purchased at the next-determined NAV.
The public offering price of Fund shares is the NAV. Shares are purchased at the public offering price next determined after Fund Services receives your order in proper form as discussed in the Funds’ Prospectus. In order to receive that day’s public offering price, Fund Services must receive your order in proper form before the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time.
The Trust reserves the right in its sole discretion (i) to suspend the continued offering of a Fund’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares.
In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with a Fund’s investment objective and otherwise acceptable to the Adviser and the Board.
AUTOMATIC INVESTMENT PLAN. As discussed in the Prospectus, each Fund provides an Automatic Investment Plan (“AIP”) for the convenience of investors who wish to purchase shares of a Fund on a regular basis. All record keeping and custodial costs of the AIP are paid by the Funds. The market value of a Fund’s shares is subject to fluctuation. Prior to participating in the AIP, an investor should note that this plan does not assure a profit nor does it protect against depreciation in declining markets.
HOW TO SELL SHARES AND DELIVERY OF REDEMPTION PROCEEDS. You can sell Fund shares any day the NYSE is open for regular trading. The Funds typically send redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or automated clearing house (ACH) transfer. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law.
The Funds typically expect that they will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Funds. In situations in which investment holdings in cash or cash equivalents are not sufficient to meet redemption requests or when the sale of portfolio securities is not sufficient to meet redemption requests, a Fund will typically borrow money through its line of credit. These redemption methods will be used regularly and may also be used in stressed market conditions. The Funds reserve the right to pay redemption proceeds to you in whole or in part through a redemption in-kind as described under “Redemptions In-Kind” below. Redemptions in-kind are typically used to meet redemption requests that are a large percentage of a Fund’s net assets in order to minimize the effect of large redemptions on a Fund and its remaining shareholders. Redemptions in-kind may be used regularly in such circumstances and may also be used in stressed market conditions.
A Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund’s shareholders.
The value of shares on redemption may be more or less than the investor’s cost, depending upon the market value of a Fund’s portfolio securities at the time of redemption.
TELEPHONE REDEMPTIONS. As described in the Prospectus, shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from a person claiming to be the shareholder, a Fund or its authorized agents, may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, a Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner.
Fund Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If Fund Services fails to employ reasonable procedures, a Fund and Fund Services may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither a Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact Fund Services.
During periods of unusual market and shareholder activity, you may experience delays in contacting Fund Services by telephone. In this event, you may wish to submit a written redemption request, as described in the Prospectus. Telephone privileges may be modified or terminated without notice.
REDEMPTIONS IN-KIND. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act so that each Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any shareholder of the Fund. Each Fund has reserved the right to pay the redemption price of its shares in excess of $250,000 or 1% of its net asset value, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash and would bear any market risks associated with such securities until they are converted into cash. A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.
Each Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although a Fund, like most mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event a Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the Trust protocol of making such distribution by way of a pro rata distribution of securities that are traded on a public securities market or are otherwise considered liquid pursuant to the Fund’s liquidity policies and procedures. Except as otherwise may be approved by the Trustees, the securities that would not be included in an in-kind distribution include (1) unregistered securities which, if distributed, would be required to be registered under the Securities Act of 1933 (the “1933 Act”), as amended; (2) securities issued by entities in countries which (a) restrict or prohibit the holding of securities by non-nationals other than through qualified investment vehicles, such as a fund, or (b) permit transfers of ownership of securities to be effected only by transactions conducted on a local stock exchange; and (3) certain Fund assets that, although they may be liquid and marketable, must be traded through the marketplace or with the counterparty to the transaction in order to effect a change in beneficial ownership.
DISTRIBUTIONS AND TAX INFORMATION
DISTRIBUTIONS. Dividends from net investment income and distributions of net profits from the sale of securities are generally made annually. Also, each Fund typically distributes any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also be distributed on or about December 31 of each year.
Each distribution by a Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year, the Funds will issue a statement of the federal income tax status of all distributions to each shareholder.
TAX INFORMATION. Each series of the Trust is treated as a separate entity for federal income tax purposes. Each Fund has elected to qualify and intends to continue to qualify to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”) and to comply with all applicable requirements regarding the source of its income, diversification of its assets and amount and timing of distributions. If a Fund fails to qualify as a regulated investment company under Subchapter M, it will be taxed as a corporation. Each Fund’s policy is to distribute to its shareholders all of its investment company taxable income (ignoring the deduction for dividends paid) and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that a Fund will not be subject to any federal income or excise taxes. A Fund is not required to consider tax consequences in making or disposing of its investments. However, a Fund can give no assurances that its distributions will be sufficient to eliminate all taxes in every year. To comply with the requirements of the Code to avoid a nondeductible 4% excise tax, each Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (1) at least 98% of its ordinary income for such year, (2) at least 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (3) any amounts from the prior calendar year that were not distributed and on which a Fund paid no federal income tax.
In order to qualify as a regulated investment company, a Fund must, among other things, derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and net income derived from an interest in a qualified publicly traded partnership. A Fund also must satisfy the following two asset diversification tests. At the end of each quarter of each taxable year, (i) at least 50% of the value of a Fund’s total assets must be represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies, and other securities, with such other securities being limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), the securities of any two or more issuers (other than the securities of other regulated investment companies) that the Fund controls (by owning 20% or more of their outstanding voting stock) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. A Fund must also distribute each taxable year sufficient dividends to its shareholders to claim a dividends paid deduction equal to at least the sum of 90% of the Fund’s investment company taxable income ignoring the dividends paid deduction (which generally includes dividends, interest, and the excess of net short-term capital gain over net long-term capital loss) and 90% of the Fund’s net tax-exempt interest, if any.
A Fund’s ordinary income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Fund.
Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. For the fiscal year ended August 31, 2025, the Funds had the following capital loss carryovers, which do not expire and retain their original character, available for federal income tax purposes.

	Balanced Fund	Equity Fund
Unlimited Short-Term	$(1,056,059)	$(318,306)
Unlimited Long-Term	$(6,805,334)	$(4,285,006)
	$(7,861,393)	$(4,603,312)
Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. A Fund may make taxable distributions to shareholders even during periods in which the share price has declined. For individual shareholders, a portion of the distributions paid by a Fund may be qualified dividends currently eligible for taxation at long-term capital gain rates to the extent the Fund reports the amount distributed as a qualifying dividend and certain holding period requirements are met. In the case of corporate shareholders, a portion of the distributions may qualify for the inter-corporate dividends-received deduction to the extent a Fund reports the amount distributed as a qualifying dividend. The aggregate amount so reported to either individual or corporate shareholders cannot, however, exceed the aggregate amount of qualifying dividends received by the applicable Fund for its taxable year. In view of each Fund’s investment policy, it is expected that dividends from domestic corporations will be part of a Fund’s gross income and that, accordingly, part of the distributions by the Fund may be eligible for treatment as qualified dividend income for individual shareholders and for the dividends-received deduction for corporate shareholders. However, the portion of a Fund’s gross income attributable to qualifying dividends is largely dependent on the Fund’s investment activities for a particular year and therefore cannot be predicted with any certainty. The deduction may be reduced or eliminated if the Fund shares held by an individual investor are held for less than 61 days, or Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days. Dividends from the Funds, including distributions of net long-term capital gains, and gain on the sale of shares of the Funds generally are included in net investment income, which is subject to the 3.8% Medicare surtax for taxpayers in the higher income brackets.

For taxable years beginning after 2017 and before 2025, non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, "qualified business income" generally includes ordinary dividends paid by a real estate investment trust ("REIT") and certain income from publicly traded partnerships. Regulations recently adopted by the United States Treasury allow non-corporate shareholders of a Fund to benefit from the 20% deduction with respect to net REIT dividends received by the Fund if the Fund meets certain reporting requirements, but do not permit any such deduction with respect to publicly traded partnerships.
Upcoming distributions generally increase the NAV of a Fund. If you buy shares shortly before a distribution, the price you pay will reflect the value of the upcoming distribution, which will nonetheless be taxable to you. Although distributions generally are taxable when received, certain distributions declared in October, November or December and paid in the following January are taxed as if received in the prior December.
A sale, exchange or redemption of Fund shares is a taxable event and will generally result in capital gain or loss. A sale, exchange or redemption of Fund shares at a loss within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption or sale may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.
A Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. Based on the Funds’ investment strategy, it is not expected that a Fund will be eligible to pass through to shareholders credits or deductions with respect to such foreign taxes paid by a Fund.
Under the Code, each Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of ordinary income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 24% in the case of non-exempt shareholders who fail to furnish a Fund with their correct taxpayer identification numbers and with required certifications regarding their status under the federal income tax law or if the IRS notifies the Fund that such backup withholding is required. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide a Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided. Each Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.
Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment. Distributions from a Fund will be taxable to shareholders even during periods in which the Fund’s share price has declined.
The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income.
Foreign shareholders, including shareholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. In addition, if the requirements of legislation known as FATCA are not met, the United States may impose a 30% U.S. withholding tax on certain foreign financial institutions and other foreign entities with respect to distributions on and proceeds from the sale or disposition of shares in the Funds. See the discussion below. Shareholders should consult their tax advisers regarding the possible implications of this legislation as well as the other U.S. federal, state, local and foreign tax consequences of an investment in Fund shares.
The Foreign Account Tax Compliance Act (“FATCA”). A 30% withholding tax on a Fund’s ordinary income and qualified dividend distributions generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Funds will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax adviser regarding the effect of FATCA based on your individual circumstances.
The foregoing discussion of tax law is based on existing provisions of the Code, existing and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change. Any such changes could affect the validity of this discussion. The discussion also represents only a general summary of tax law and practice currently applicable to a Fund and certain shareholders therein, and, as such, is subject to change. In particular, the consequences of an investment in shares of a Fund under the laws of any state, local or foreign taxing jurisdictions are not discussed herein. The Funds do not plan to seek a ruling from the IRS or an opinion of counsel with respect to any tax matters. Each prospective investor should consult his, her, or its own tax adviser to determine the application of the tax law and practice in his, her, or its own particular circumstances.
This discussion was prepared for the Funds. Any person reviewing this discussion should seek advice based on such person’s particular circumstances from an independent tax adviser.
MARKETING AND SUPPORT PAYMENTS
The Adviser, out of its own resources and without additional cost to a Fund or its shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Funds. Such payments may be divided into categories as follows:
SUPPORT PAYMENTS. Payments may be made by the Adviser to certain financial intermediaries in connection with the eligibility of a Fund to be offered in certain programs and/or in connection with meetings between a Fund’s representatives and financial intermediaries and their sales representatives. Such meetings may be held for various purposes, including providing education and training about a Fund and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.
ENTERTAINMENT, CONFERENCES AND EVENTS. The Adviser also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support for the financial intermediary’s client seminars and cooperative advertising. In addition, the Adviser pays for exhibit space or sponsorships at regional or national events of financial intermediaries.

During the Funds’ fiscal year, the following financial intermediaries were paid out of the Adviser’s revenues:

Firm
National Financial Services, LLC
Charles Schwab
Fidelity Investments
Merrill Lynch FDS
Pershing
Raymond James
Vanguard
The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries, may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to each Fund’s shares.
FINANCIAL STATEMENTS
The Funds’ Annual Certified Shareholder Report for the fiscal year ended August 31, 2025, is available, without charge, upon request by calling 1-866-209-1129, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing therein are incorporated by reference in this SAI.

APPENDIX A
CORPORATE BOND RATINGS
MOODY’S INVESTORS SERVICE, INC.
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.
A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa: Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba: Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
STANDARD & POOR’S RATINGS GROUP
AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.
AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.
A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.
BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
*Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

APPENDIX B
COMMERCIAL PAPER RATINGS
MOODY’S INVESTORS SERVICE, INC.
Prime-1: Issuers (or related supporting institutions) rated “Prime-1” have a superior ability for repayment of senior short-term debt obligations. “Prime-1” repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.
Prime-2: Issuers (or related supporting institutions) rated “Prime-2” have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.
STANDARD & POOR’S RATINGS GROUP
A-1:This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.
A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1”.

APPENDIX C
PROXY VOTING
12.Proxy Voting
12.1.Policy. Villere monitors corporate activities and casts votes for securities held in its clients’ accounts in a manner consistent with the best interests of its clients and its policy of maximizing shareholder value. Villere may fulfill these functions directly or through the engagement of a third-party proxy voting firm.
12.2.Responsibility. The Proxy Committee is responsible for the implementation and monitoring of Villere’s Proxy Voting Policies and Procedures, including associated practices, disclosures and recordkeeping, as well as oversight of the third-party voting agent. The Proxy Committee may delegate responsibility for the performance of these activities (provided that it maintains records evidencing individuals to whom authority has been delegated) but oversight and ultimate responsibility remain with the Proxy Committee.
12.3.Third Party Proxy Voting Services. Villere may engage third party proxy voting services to fulfill all or part of its proxy voting duties. Villere will inform the trustees of each investment company Client of the identity of the third-party proxy voting service and provide the guidelines utilized by that service in processing proxies, voting proxies and keeping records of its votes.
12.4.Client Direction. Villere’s authority to vote proxies, including for investment company Clients, is established by Villere’s advisory contracts in accordance with SEC rule 206(4)-6 under the Investment Adviser Act of 1940. Clients may vote their own proxies for shares held in their accounts at Villere. Clients who wish to vote their own shares through proxies will need to complete, sign and date a Proxy Opt-Out Form, and submit it to Villere. Investment company Client proxy voting is subject to the supervision of its board of trustees.
12.5.Proxy Supervision. The proxy voting process is overseen by the Chief Compliance Officer who is responsible for casting the votes for all proxies held by Villere. If the Chief Compliance Officer perceives that there may be a potential conflict of interest between Villere and its clients with respect to a particular vote, the Chief Compliance Officer will contact the Compliance Committee to address the vote. If the Compliance Committee feels in good conscience that Villere cannot make the decision to exercise the proxy because of a conflict of interest, the Chief Compliance Officer will choose among the following options: (i) Contact the client(s) who own the particular issue and ask that they vote the particular shares with respect to that particular vote; or (ii) Contract with an independent third party to assist in the resolution of the voting of the clients’ shares. Where the conflict involves the Villere Funds, Villere shall disclose the conflict to the PMP Board of Trustees and how it was resolved.
12.6.Voting Guidelines. Villere will cast each proxy on a case-by-case basis, taking into consideration the relevant facts and circumstances at the time of the vote. The basis for our vote includes internal research, corporate governance review and proposals by other companies in that particular business sector.
After an initial review, Villere will generally vote with management on routine matters related to the operation of the company which are not expected to have a significant impact on the shareholders.
Villere supports good corporate governance and supports proposals that foster good governance practices. Villere believes that boards should be composed of a majority of independent directors and that independence is critical, especially in key board committees such as audit, compensation and nomination.
Villere believes that independent auditors are essential to good governance and that auditors should be limited primarily to the audit engagement. Any conflict regarding non-audit services will be reviewed.
Villere supports appropriate compensation plans to be used as incentives for management, employees and directors and to attract and retain qualified personnel. Nevertheless, compensation plans will be analyzed to ascertain the impact on corporate governance and shareholder wealth. Plans that will dilute our clients’ ownership interest without commensurate benefit will be opposed. Minimum stock ownership for directors is encouraged and we expect to see such ownership.
Votes on issues such as proxy contests, their defenses, tender offers, mergers and restructurings are reviewed on a case-by-case basis.
12.7.Processing of Client Proxies. Villere will take reasonable steps to obtain proxies and supporting documentation for the interest of each client that has designated Villere to vote its proxies. Appropriate forms from the client’s custodian will be completed for each account. To the extent that the client requests copies of proxy materials, annual reports and other information statements, Villere will request that duplicate copies from the respective companies be sent directly to the client.
12.8.Abstention of Voting and De Minimis Holdings. Villere may abstain from voting a client proxy if Villere concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant (generally, holdings of 500 shares or less). Villere may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, Villere will weigh the costs and benefits of voting proxy proposals and make an informed decision with respect to whether voting a given proxy proposal is prudent. Villere’s decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of the client’s investment and whether this expected effect would outweigh the cost of voting.
12.9.Tallying of Proxies. Villere will maintain a record of each of the proxies retained by each securities position. Villere will reconcile the number of shares held in each position against the number of proxies received for each position. Villere will take reasonable steps to ensure that all proxies for each position have been obtained and voted by Villere.
12.10.Voting. The proxy administrator will vote the proxy in accordance with Villere’s policies and procedures by returning the voted proxy to the issuer or its information agent either by mail or electronically.
12.11.Record Keeping. Villere will maintain copies of proxy statements by relying on the EDGAR system. In addition, Villere will have access to a record of the following information for each vote cast:
The name of the issuer of the security;
The exchange ticker symbol of the security;
The Council and Uniform Securities Identification Procedures (“CUSIP”) number;

The shareholder meeting date;
A brief identification of the matter voted on;
Whether the matter was proposed by the issuer or by the security holder;
How Villere cast its vote (for, against or abstain);
Whether Villere cast its vote for or against management;
A brief statement of any special factors evaluated in considering the vote;
The number of shares Villere has sole and shared voting power;
Number of shares voted; and
Any documents prepared by Villere that were material to making the decision to vote or memorialized the decision to vote.
In addition, Villere will retain copies of all client written requests for proxy voting information and all written responses from Villere responding to oral or written client requests for proxy voting information.
These books and records shall be maintained in accordance with Section 5 of the Procedure Manual.
12.12.Availability of Policies and Procedures. Villere will provide a summary of its proxy policies and procedures to each client. Upon request, Villere will provide a complete copy of its policies and procedures to its clients.
12.13.Disclosure of Votes.
Clients. Upon written request, Villere will disclose information on how that client’s proxies were voted anytime within five (5) years of the date of the vote.
Third Parties. Villere has a general policy of not disclosing to third parties how it voted a client’s proxy. Villere will disclose the vote regarding securities held by investment companies to which Villere serves as investment advisor and has the responsibility for proxy voting.
Form N-PX. The Chief Compliance Officer, either directly or through a third party service provider, will prepare Form N-PX based on the above collected information, and provide it to the investment company Client for review and filing or if required, Villere will file Form N-PX on behalf of the investment company Client.

PART C

Villere Funds

OTHER INFORMATION
Item 28. Exhibits

(a)
Second Amended and Restated Agreement and Declaration of Trust dated November 13, 2024 is herein incorporated by reference from Post-Effective Amendment No. 880 to Professionally Managed Portfolios’ (the “Trust”) Registration Statement on Form N-1A, filed with the Securities and Exchange Commission (“SEC”) on November 20, 2024.

(b)
Amended and Restated By-Laws, amended as of February 16, 2022, is herein incorporated by reference from Post-Effective Amendment No. 833 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on February 28, 2022.

(c)	Instruments Defining Rights of Security Holders are herein incorporated by reference from the Trust’s Declaration of Trust and By-Laws.

(d)	Investment Advisory Agreements

(i)
Amended and Restated Investment Advisory Agreement dated August 31, 2006 between the Trust, on behalf of the Villere Balanced Fund, and St. Denis J. Villere & Company, LLC is herein incorporated by reference from Post-Effective Amendment No. 268 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on October 13, 2006.

(A)
Amendment dated September 1, 2017 to the Investment Advisory Agreement dated August 31, 2006, between the Trust, on behalf of the Villere Balanced Fund, and St. Denis J. Villere & Company, LLC is herein incorporated by reference from Post-Effective Amendment No. 725 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on December 18, 2017.

(ii)
Investment Advisory Agreement dated May 31, 2013 between the Trust, on behalf of the Villere Equity Fund, and St. Denis J. Villere & Co., LLC is herein incorporated by reference from Post-Effective Amendment No. 515 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on May 31, 2013.

(A)
Amendment dated November 1, 2017 to the Investment Advisory Agreement dated May 31, 2013, between the Trust, on behalf of the Villere Equity Fund, and St. Denis J. Villere & Company, LLC is herein incorporated by reference from Post-Effective Amendment No. 725 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on December 18, 2017.

(e)
Distribution Agreement dated June 26, 2006, between the Trust, on behalf of the Villere Balanced Fund, and Quasar Distributors, LLC is herein incorporated by reference from Post-Effective Amendment No. 268 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on October 13, 2006.

(A)
First Amendment dated May 15, 2013 to the Distribution Agreement dated June 26, 2006, between the Trust, on behalf of the Villere Funds, and Quasar Distributors, LLC is herein incorporated by reference from Post-Effective Amendment No. 515 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on May 31, 2013.

(B)
Second Amendment dated July 1, 2013 to the Distribution Agreement dated June 26, 2006, between the Trust, on behalf of the Villere Funds, and Quasar Distributors, LLC is herein incorporated by reference from Post-Effective Amendment No. 545 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on December 13, 2013.

(C)
Novation Agreement by and between Quasar Distributors, LLC, Professionally Managed Portfolios and St. Denis J. Villere & Co., LLC, dated March 31, 2020, is herein incorporated by reference from Post-Effective Amendment No. 804 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on December 17, 2020.

(D)
Novation Agreement by and between Quasar Distributors, LLC, Professionally Managed Portfolios and St. Denis J. Villere & Co., LLC, dated September 30, 2021, is herein incorporated by reference from Post-Effective Amendment No. 828 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on December 16, 2021.

(f)	Bonus or Profit Sharing Contracts — None.

(g)
Amended and Restated Custody Agreement dated June 22, 2006, amended and restated as of May 15, 2013, between the Trust and U.S. Bank National Association is herein incorporated by reference from Post-Effective Amendment No. 515 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on May 31, 2013.

(A)
Amendment dated May 15, 2013 to the Custody Agreement dated June 22, 2006, as amended, between the Trust, on behalf of the Villere Equity Fund, and U.S. Bank National Association is herein incorporated by reference from Post-Effective Amendment No. 515 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on May 31, 2013.

(B)
Amendment dated May 29, 2015 to the Custody Agreement dated June 22, 2006, between the Trust, on behalf of the Villere Funds, and U.S. Bank National Association is herein incorporated by reference from Post-Effective Amendment No. 653 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on December 17, 2015.

(h)	Other Material Contracts

(i)
Fund Administration Servicing Agreement dated June 22, 2006, between the Trust and U.S. Bancorp Fund Services, LLC is herein incorporated by reference from Post-Effective Amendment No. 268 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on October 16, 2006.

(A)
Amendment dated September 13, 2013 to the Fund Administration Servicing Agreement dated June 22, 2006, between the Trust, on behalf of the Villere Funds, and U.S. Bancorp Fund Services, LLC is herein incorporated by reference from Post-Effective Amendment No. 545 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on December 13, 2013.

(ii)
Fund Accounting Servicing Agreement dated June 22, 2006, between the Trust and U.S. Bancorp Fund Services, LLC is herein incorporated by reference from Post-Effective Amendment No. 268 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on October 16, 2006.

(A)
Amendment dated June 4, 2010 to the Fund Accounting Servicing Agreement dated June 22, 2006, between the Trust, on behalf of the Villere Balanced Fund, and U.S. Bancorp Fund Services, LLC is herein incorporated by reference from Post-Effective Amendment No. 432 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on December 20, 2011.

(B)
Amendment dated May 15, 2013 to the Fund Accounting Servicing Agreement dated June 22, 2006, between the Trust, on behalf of the Villere Funds, and U.S. Bancorp Fund Services, LLC is herein incorporated by reference from Post-Effective Amendment No. 515 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on May 31, 2013.

(iii)
Transfer Agent Servicing Agreement dated June 22, 2006, between the Trust and U.S. Bancorp Fund Services, LLC is herein incorporated by reference from Post-Effective Amendment No. 268 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on October 16, 2006.

(A)
Amendment dated June 16, 2008 to the Transfer Agent Servicing Agreement dated June 22, 2006, between the Trust, on behalf of the Villere Balanced Fund, and U.S. Bancorp Fund Services, LLC is herein incorporated by reference from Post-Effective Amendment No. 432 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on December 20, 2011.

(B)
Amendment dated May 15, 2013 to the Transfer Agent Servicing Agreement dated June 22, 2006, between the Trust, on behalf of the Villere Funds, and U.S. Bancorp Fund Services, LLC is herein incorporated by reference from Post-Effective Amendment No. 515 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on May 31, 2013.

	(iv)	Operating Expenses Limitation Agreement dated September 1, 2025, between the Trust, on behalf of the Villere Funds, and St. Denis J. Villere & Company — filed herewith.

(v)
Securities Lending Agreement dated June 19, 2015, between the Trust, on behalf of the Villere Funds, and U.S. Bank National Association is herein incorporated by reference from Post-Effective Amendment No. 828 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on December 16, 2021.

(A)
Amendment dated October 20, 2020 to the Securities Lending Agreement dated June 19, 2015, between the Trust, on behalf of the Villere Funds, and U.S. Bank National Association is herein incorporated by reference from Post-Effective Amendment No. 828 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on December 16, 2021.

(vi)
Power of Attorney for Jason F. Hadler dated September 1, 2021, is herein incorporated by reference from Post-Effective Amendment No. 825 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on September 10, 2021.

(vii)
Power of Attorney for Kathleen T. Barr dated January 1, 2022, is herein incorporated by reference from Post-Effective Amendment No. 829 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on January 26, 2022.

(viii)
Power of Attorney for Eric W. Falkeis dated January 1, 2022, is herein incorporated by reference from Post-Effective Amendment No. 829 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on January 26, 2022.

(ix)
Power of Attorney for Steven J. Paggioli dated January 1, 2022, is herein incorporated by reference from Post-Effective Amendment No. 829 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on January 26, 2022.

(x)
Power of Attorney for Ashi S. Parikh dated January 1, 2022, is herein incorporated by reference from Post-Effective Amendment No. 829 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on January 26, 2022.

(xi)
Power of Attorney for Cynthia M. Fornelli dated January 1, 2022, is herein incorporated by reference from Post-Effective Amendment No. 829 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on January 26, 2022.

(xii)
Power of Attorney for Craig Benton dated January 1, 2022, is herein incorporated by reference from Post-Effective Amendment No. 829 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on January 26, 2022.

(i)	Legal Opinions

(i)
Opinion and Consent of Counsel dated June 5, 2002, by Paul Hastings LLP for the Villere Balanced Fund is herein incorporated by reference from Post-Effective Amendment No. 130 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on June 7, 2002.

(ii)
Opinion of Counsel dated May 31, 2013, by Sullivan & Worcester LLP for the Villere Equity Fund is herein incorporated by reference from Post-Effective Amendment No. 515 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on May 31, 2013.

(iii)
Consent of Counsel dated May 31, 2013, by Paul Hastings LLP for the Villere Equity Fund is herein incorporated by reference from Post-Effective Amendment No. 515 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on May 31, 2013.

(j)	Consent of Independent Registered Public Accounting Firm Tait, Weller & Baker LLP — filed herewith.

(k)	Omitted Financial Statements — None.

(l)	Initial Capital Agreements — None.

(m)	Rule 12b-1 Plan — Not applicable.

(n)	Rule 18f-3 Plan — Not applicable.

(o)	Reserved.

(p)	Codes of Ethics.

(i)
Code of Ethics for the Trust (Professionally Managed Portfolios) is herein incorporated by reference from Post-Effective Amendment No. 829 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on January 26, 2022.

(ii) Code of Ethics for St. Denis J. Villere & Company, LLC — filed herewith.

(iii) Code of Ethics for Access Persons of Quasar Distributors, LLC — not applicable.

Item 29. Persons Controlled by or Under Common Control with Registrant

    No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30. Indemnification

    Reference is made to Article VII of the Registrant’s Declaration of Trust (previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on December 29, 1995), Article VI of Registrant’s Amended and Restated Bylaws (previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 18, 2003), and Paragraph 6 of the Distribution Agreement (previously filed with the Registration Statement on Form N-1A (File No. 33-12213 on June 15, 2009). With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, director, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust. With respect to the distributor, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Funds’ Registration Statement, reports to shareholders or advertising and sales literature.

    Pursuant to Rule 484 under the Securities Act of 1933, as amended, (the “1933 Act”) the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”

Item 31. Business and Other Connections of Investment Adviser

    With respect to the Adviser (St. Denis J. Villere & Co., LLC), the response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) on file with the SEC (File No. 801-702). The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32. Principal Underwriter.

(a)    Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

1.Abacus FCF ETF Trust
2.Advisor Managed Portfolios
3.Antares Private Credit Fund
4.Capital Advisors Growth Fund, Series of Advisors Series Trust
5.Chase Growth Fund, Series of Advisors Series Trust
6.Davidson Multi Cap Equity Fund, Series of Advisors Series Trust
7.Edgar Lomax Value Fund, Series of Advisors Series Trust
8.First Sentier American Listed Infrastructure Fund, Series of Advisors Series Trust
9.First Sentier Global Listed Infrastructure Fund, Series of Advisors Series Trust
10.Huber Large Cap Value Fund, Series of Advisors Series Trust
11.Huber Mid Cap Value Fund, Series of Advisors Series Trust
12.Huber Select Large Cap Value Fund, Series of Advisors Series Trust
13.Huber Small Cap Value Fund, Series of Advisors Series Trust
14.Logan Capital Broad Innovative Growth ETF, Series of Advisors Series Trust
15.Medalist Partners MBS Total Return Fund, Series of Advisors Series Trust
16.Medalist Partners Short Duration Fund, Series of Advisors Series Trust
17.O'Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust
18.PIA BBB Bond Fund, Series of Advisors Series Trust
19.PIA High Yield (MACS) Fund, Series of Advisors Series Trust
20.PIA High Yield Fund, Series of Advisors Series Trust
21.PIA MBS Bond Fund, Series of Advisors Series Trust
22.PIA Short-Term Securities Fund, Series of Advisors Series Trust
23.Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
24.Poplar Forest Partners Fund, Series of Advisors Series Trust
25.Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
26.Pzena International Small Cap Value Fund, Series of Advisors Series Trust
27.Pzena International Value Fund, Series of Advisors Series Trust
28.Pzena Mid Cap Value Fund, Series of Advisors Series Trust
29.Pzena Small Cap Value Fund, Series of Advisors Series Trust
30.Reverb ETF, Series of Advisors Series Trust
31.Scharf ETF, Series of Advisors Series Trust
32.Scharf Global Opportunity ETF, Series of Advisors Series Trust
33.Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust
34.Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust
35.Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust
36.The Aegis Funds
37.Allied Asset Advisors Funds
38.Angel Oak Funds Trust
39.Angel Oak Strategic Credit Fund
40.Brookfield Infrastructure Income Fund Inc.
41.Brookfield Investment Funds
42.Buffalo Funds
43.RJ Eagle GCM Dividend Select Income ETF, Series of Carillon Series Trust
44.RJ Eagle Municipal Income ETF, Series of Carillon Series Trust
45.RJ Eagle Vertical Income ETF, Series of Carillon Series Trust
46.DoubleLine Funds Trust
47.AOT Growth and Innovation ETF, Series of EA Series Trust
48.ARS Focused Opportunities Strategy ETF, Series of EA Series Trust

49.Alpha Architect 1-3 Month Box ETF, Series of EA Series Trust
50.Alpha Architect Aggregate Bond ETF, Series of EA Series Trust
51.Alpha Architect Global Factor Equity ETF, Series of EA Series Trust
52.Alpha Architect High Inflation and Deflation ETF, Series of EA Series Trust
53.Alpha Architect International Quantitative Momentum ETF, Series of EA Series Trust
54.Alpha Architect International Quantitative Value ETF, Series of EA Series Trust
55.Alpha Architect Tail Risk ETF, Series of EA Series Trust
56.Alpha Architect U.S. Quantitative Momentum ETF, Series of EA Series Trust
57.Alpha Architect U.S. Quantitative Value ETF, Series of EA Series Trust
58.Alpha Architect US Equity ETF, Series of EA Series Trust
59.Alpha Blue Capital US Small-Mid Cap Dynamic ETF, Series of EA Series Trust
60.Altrius Global Dividend ETF, Series of EA Series Trust
61.Amplius Aggressive Asset Allocation ETF, Series of EA Series Trust
62.Argent Focused Small Cap ETF, Series of EA Series Trust
63.Argent Large Cap ETF, Series of EA Series Trust
64.Argent Mid Cap ETF, Series of EA Series Trust
65.Astoria US Equal Weight Quality Kings ETF, Series of EA Series Trust
66.Astoria US Quality Growth Kings ETF, Series of EA Series Trust
67.Bastion Energy ETF, Series of EA Series Trust
68.Bridges Capital Tactical ETF, Series of EA Series Trust
69.Burney U.S. Factor Rotation ETF, Series of EA Series Trust
70.Bushido Capital US Equity ETF, Series of EA Series Trust
71.Bushido Capital US SMID Cap Equity ETF, Series of EA Series Trust
72.Castellan Targeted Equity ETF, Series of EA Series Trust
73.Castellan Targeted Income ETF, Series of EA Series Trust
74.Coastal Compass 100 ETF, Series of EA Series Trust
75.Concourse Capital Focused Equity ETF, Series of EA Series Trust
76.Discipline Fund ETF, Series of EA Series Trust
77.Draco Evolution AI ETF, Series of EA Series Trust
78.EA Astoria Dynamic Core US Fixed Income ETF, Series of EA Series Trust
79.EA Bridgeway Blue Chip ETF, Series of EA Series Trust
80.EA Bridgeway Omni Small-Cap Value ETF, Series of EA Series Trust
81.Euclidean Fundamental Value ETF, Series of EA Series Trust
82.Freedom 100 Emerging Markets ETF, Series of EA Series Trust
83.Gadsden Dynamic Multi-Asset ETF, Series of EA Series Trust
84.Guru Favorite Stocks ETF, Series of EA Series Trust
85.Honeytree U.S. Equity ETF, Series of EA Series Trust
86.Intelligent Alpha Atlas ETF, Series of EA Series Trust
87.Keating Active ETF, Series of EA Series Trust
88.MC Trio Equity Buffered ETF, Series of EA Series Trust
89.MRBL Enhanced Equity ETF, Series of EA Series Trust
90.MarketDesk Focused U.S. Dividend ETF, Series of EA Series Trust
91.MarketDesk Focused U.S. Momentum ETF, Series of EA Series Trust
92.Matrix Advisors Value ETF, Series of EA Series Trust
93.RACWI US ETF, Series of EA Series Trust
94.Relative Sentiment Tactical Allocation ETF, Series of EA Series Trust
95.Research Affiliates Deletions ETF, Series of EA Series Trust
96.RockCreek Global Equality ETF, Series of EA Series Trust
97.Sarmaya Thematic ETF, Series of EA Series Trust
98.Sparkline Intangible Value ETF, Series of EA Series Trust
99.Sparkline International Intangible Value ETF, Series of EA Series Trust
100.Stance Sustainable Beta ETF, Series of EA Series Trust
101.Stocksnips AI-Powered Sentiment US All Cap ETF, Series of EA Series Trust
102.Strive 1000 Dividend Growth ETF, Series of EA Series Trust
103.Strive 1000 Growth ETF, Series of EA Series Trust
104.Strive 1000 Value ETF, Series of EA Series Trust
105.Strive 500 ETF, Series of EA Series Trust
106.Strive Emerging Markets Ex-China ETF, Series of EA Series Trust
107.Strive Enhanced Income Short Maturity ETF, Series of EA Series Trust
108.Strive International Developed Markets ETF, Series of EA Series Trust
109.Strive Mid-Cap ETF, Series of EA Series Trust
110.Strive Natural Resources and Security ETF, Series of EA Series Trust
111.Strive Small-Cap ETF, Series of EA Series Trust
112.Strive Total Return Bond ETF, Series of EA Series Trust

113.Strive U.S. Energy ETF, Series of EA Series Trust
114.Strive U.S. Semiconductor ETF, Series of EA Series Trust
115.Suncoast Select Growth ETF, Series of EA Series Trust
116.TBG Dividend Focus ETF, Series of EA Series Trust
117.Towle Value ETF, Series of EA Series Trust
118.WHITEWOLF Publicly Listed Private Equity ETF, Series of EA Series Trust
119.YOKE Core ETF, Series of EA Series Trust
120.AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF, Series of ETF Series Solutions
121.AAM Brentview Dividend Growth ETF, Series of ETF Series Solutions
122.AAM Crescent CLO ETF, Series of ETF Series Solutions
123.AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions
124.AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions
125.AAM Sawgrass U.S. Large Cap Quality Growth ETF, Series of ETF Series Solutions
126.AAM Sawgrass U.S. Small Cap Quality Growth ETF, Series of ETF Series Solutions
127.AAM SLC Low Duration Income ETF, Series of ETF Series Solutions
128.AAM Todd International Intrinsic Value ETF, Series of ETF Series Solutions
129.AAM Transformers ETF, Series of ETF Series Solutions
130.Acquirers Deep Value ETF, Series of ETF Series Solutions
131.Aptus April Buffer, Series of ETF Series Solutions
132.Aptus Collared Investment Opportunity ETF, Series of ETF Series Solutions
133.Aptus Deferred Income ETF, Series of ETF Series Solutions
134.Aptus Defined Risk ETF, Series of ETF Series Solutions
135.Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions
136.Aptus Enhanced Yield ETF, Series of ETF Series Solutions
137.Aptus International Enhanced Yield ETF, Series of ETF Series Solutions
138.Aptus January Buffer ETF, Series of ETF Series Solutions
139.Aptus July Buffer ETF, Series of ETF Series Solutions
140.Aptus Large Cap Enhanced Yield ETF, Series of ETF Series Solutions
141.Aptus Large Cap Upside ETF, Series of ETF Series Solutions
142.Aptus October Buffer ETF, Series of ETF Series Solutions
143.Bahl & Gaynor Dividend ETF, Series of ETF Series Solutions
144.Bahl & Gaynor Income Growth ETF, Series of ETF Series Solutions
145.Bahl & Gaynor Small Cap Dividend ETF, Series of ETF Series Solutions
146.BTD Capital Fund, Series of ETF Series Solutions
147.Carbon Strategy ETF, Series of ETF Series Solutions
148.ClearShares OCIO ETF, Series of ETF Series Solutions
149.ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions
150.ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
151.Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions
152.Distillate Small/Mid Cash Flow ETF, Series of ETF Series Solutions
153.Distillate U.S. Fundamental Stability & Value ETF, Series of ETF Series Solutions
154.ETFB Green SRI REITs ETF, Series of ETF Series Solutions
155.Hoya Capital High Dividend Yield ETF, Series of ETF Series Solutions
156.Hoya Capital Housing ETF, Series of ETF Series Solutions
157.LHA Market State Tactical Beta ETF, Series of ETF Series Solutions
158.LHA Market State Tactical Q ETF, Series of ETF Series Solutions
159.LHA Risk-Managed Income ETF, Series of ETF Series Solutions
160.McElhenny Sheffield Managed Risk ETF, Series of ETF Series Solutions
161.NETLease Corporate Real Estate ETF, Series of ETF Series Solutions
162.Opus Small Cap Value ETF, Series of ETF Series Solutions
163.The Acquirers Fund, Series of ETF Series Solutions
164.The Brinsmere Fund - Conservative ETF, Series of ETF Series Solutions
165.The Brinsmere Fund - Growth ETF, Series of ETF Series Solutions
166.U.S. Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions
167.U.S. Global JETS ETF, Series of ETF Series Solutions
168.U.S. Global Sea to Sky Cargo ETF, Series of ETF Series Solutions
169.U.S. Global Technology and Aerospace & Defense ETF, Series of ETF Series Solutions
170.US Vegan Climate ETF, Series of ETF Series Solutions
171.Vest 10 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
172.Vest 2 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
173.First American Funds Trust
174.FundX Investment Trust
175.The Glenmede Fund, Inc.
176.The GoodHaven Funds Trust

177.Harding, Loevner Funds, Inc.
178.Hennessy Funds Trust
179.Horizon Funds
180.Hotchkis & Wiley Funds
181.Intrepid Capital Management Funds Trust
182.Jacob Funds Inc.
183.The Jensen Quality Growth Fund Inc.
184.Kirr, Marbach Partners Funds, Inc.
185.Core Alternative ETF, Series of Listed Funds Trust
186.Optimized Equity Income ETF, Series of Listed Funds Trust
187.Wahed Dow Jones Islamic World ETF, Series of Listed Funds Trust
188.Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
189.LKCM Funds
190.LoCorr Investment Trust
191.MainGate Trust
192.Coho Relative Value Equity Fund, Series of Managed Portfolio Series
193.Coho Relative Value ESG Fund, Series of Managed Portfolio Series
194.Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series
195.Jackson Square Large-Cap Growth Fund, Series of Managed Portfolio Series
196.Jackson Square SMID-Cap Growth Fund, Series of Managed Portfolio Series
197.Kensington Active Advantage Fund, Series of Managed Portfolio Series
198.Kensington Defender Fund, Series of Managed Portfolio Series
199.Kensington Dynamic Allocation Fund, Series of Managed Portfolio Series
200.Kensington Hedged Premium Income ETF, Series of Managed Portfolio Series
201.Kensington Managed Income Fund, Series of Managed Portfolio Series
202.LK Balanced Fund, Series of Managed Portfolio Series
203.Leuthold Core ETF, Series of Managed Portfolio Series
204.Leuthold Core Investment Fund, Series of Managed Portfolio Series
205.Leuthold Global Fund, Series of Managed Portfolio Series
206.Leuthold Grizzly Short Fund, Series of Managed Portfolio Series
207.Leuthold Select Industries ETF, Series of Managed Portfolio Series
208.Muhlenkamp Fund, Series of Managed Portfolio Series
209.Nuance Concentrated Value Fund, Series of Managed Portfolio Series
210.Nuance Mid Cap Value Fund, Series of Managed Portfolio Series
211.Olstein All Cap Value Fund, Series of Managed Portfolio Series
212.Olstein Strategic Opportunities Fund, Series of Managed Portfolio Series
213.Port Street Quality Growth Fund, Series of Managed Portfolio Series
214.Prospector Capital Appreciation Fund, Series of Managed Portfolio Series
215.Prospector Opportunity Fund, Series of Managed Portfolio Series
216.Reinhart Genesis PMV Fund, Series of Managed Portfolio Series
217.Reinhart International PMV Fund, Series of Managed Portfolio Series
218.Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series
219.Tremblant Global ETF, Series of Managed Portfolio Series
220.Greenspring Income Opportunities Fund, Series of Manager Directed Portfolios
221.Hood River International Opportunity Fund, Series of Manager Directed Portfolios
222.Hood River New Opportunities Fund, Series of Manager Directed Portfolios
223.Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios
224.SanJac Alpha Core Plus Bond ETF, Series of Manager Directed Portfolios
225.SanJac Alpha Low Duration ETF, Series of Manager Directed Portfolios
226.SWP Growth & Income ETF, Series of Manager Directed Portfolios
227.Vert Global Sustainable Real Estate ETF, Series of Manager Directed Portfolios
228.Mason Capital Fund Trust
229.Matrix Advisors Funds Trust
230.Monetta Trust
231.Nicholas Equity Income Fund, Inc.
232.Nicholas Fund, Inc.
233.Nicholas II, Inc.
234.Nicholas Limited Edition, Inc.
235.Oaktree Diversified Income Fund Inc.
236.Permanent Portfolio Family of Funds
237.Perritt Funds, Inc.
238.Procure ETF Trust II
239.Professionally Managed Portfolios
240.Provident Mutual Funds, Inc.

241.Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.
242.Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.
243.Adara Smaller Companies Fund, Series of The RBB Fund, Inc.
244.Aquarius International Fund, Series of The RBB Fund, Inc.
245.Boston Partners All Cap Value Fund, Series of The RBB Fund, Inc.
246.Boston Partners Emerging Markets Dynamic Equity Fund, Series of The RBB Fund, Inc.
247.Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.
248.Boston Partners Global Sustainability Fund, Series of The RBB Fund, Inc.
249.Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.
250.Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.
251.Boston Partners Small Cap Value Fund II, Series of The RBB Fund, Inc.
252.Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.
253.F/m 10-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
254.F/m 2-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
255.F/m 3-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
256.F/m Callable Tax-Free Municipal ETF, Series of The RBB Fund, Inc.
257.F/m Compoundr High Yield Bond ETF, Series of The RBB Fund, Inc.
258.F/m Compoundr U.S. Aggregate Bond ETF, Series of The RBB Fund, Inc.
259.F/m Emerald Life Sciences Innovation ETF, Series of The RBB Fund, Inc.
260.F/m Emerald Special Situations ETF, Series of The RBB Fund, Inc.
261.F/m High Yield 100 ETF, Series of The RBB Fund, Inc.
262.F/m Investments Large Cap Focused Fund Series of The RBB Fund, Inc.
263.F/m Opportunistic Income ETF, Series of The RBB Fund, Inc.
264.F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF Series of The RBB Fund, Inc.
265.F/m US Treasury 10 Year Note ETF, Series of The RBB Fund, Inc.
266.F/m US Treasury 12 Month Bill ETF, Series of The RBB Fund, Inc.
267.F/m US Treasury 2 Year Note ETF, Series of The RBB Fund, Inc.
268.F/m US Treasury 20 Year Bond ETF, Series of The RBB Fund, Inc.
269.F/m US Treasury 3 Month Bill ETF, Series of The RBB Fund, Inc.
270.F/m US Treasury 3 Year Note ETF, Series of The RBB Fund, Inc.
271.F/m US Treasury 30 Year Bond ETF, Series of The RBB Fund, Inc.
272.F/m US Treasury 5 Year Note ETF, Series of The RBB Fund, Inc.
273.F/m US Treasury 6 Month Bill ETF, Series of The RBB Fund, Inc.
274.F/m US Treasury 7 Year Note ETF, Series of The RBB Fund, Inc.
275.Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.
276.Motley Fool Capital Efficiency 100 Index ETF, Series of The RBB Fund, Inc.
277.Motley Fool Global Opportunities ETF, Series of The RBB Fund, Inc.
278.Motley Fool Mid-Cap Growth ETF, Series of The RBB Fund, Inc.
279.Motley Fool Next Index ETF, Series of The RBB Fund, Inc.
280.Motley Fool Small-Cap Growth ETF, Series of The RBB Fund, Inc.
281.MUFG Japan Small Cap Active ETF, Series of The RBB Fund, Inc.
282.Oakhurst Fixed Income Fund, Series of The RBB Fund, Inc.
283.Optima Strategic Credit Fund, Series of The RBB Fund, Inc.
284.SGI Dynamic Tactical ETF, Series of The RBB Fund, Inc.
285.SGI Enhanced Core ETF, Series of The RBB Fund, Inc.
286.SGI Enhanced Global Income ETF, Series of The RBB Fund, Inc.
287.SGI Enhanced Market Leaders ETF, Series of The RBB Fund, Inc.
288.SGI Global Equity Fund, Series of The RBB Fund, Inc.
289.SGI Peak Growth Fund, Series of The RBB Fund, Inc.
290.SGI Prudent Growth Fund, Series of The RBB Fund, Inc.
291.SGI Small Cap Core Fund, Series of The RBB Fund, Inc.
292.SGI U.S. Large Cap Core ETF, Series of The RBB Fund, Inc.
293.SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.
294.WPG Partners Select Small Cap Value Fund, Series of The RBB Fund, Inc.
295.WPG Partners Small Cap Value Diversified Fund, Series of The RBB Fund, Inc.
296.The RBB Fund Trust
297.RBC Funds Trust
298.Rockefeller Municipal Opportunities Fund
299.SEG Partners Long/Short Equity Fund
300.Series Portfolios Trust
301.Tax-Exempt Private Credit Fund, Inc.
302.Thompson IM Funds, Inc.
303.Tortoise Capital Series Trust
304.Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers

305.Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
306.CrossingBridge Low Duration High Income Fund, Series of Trust for Professional Managers
307.CrossingBridge Nordic High Income Bond Fund, Series of Trust for Professional Managers
308.CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers
309.CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers
310.RiverPark Strategic Income Fund, Series of Trust for Professional Managers
311.Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers
312.Jensen Global Quality Growth Fund, Series of Trust for Professional Managers
313.Jensen Quality MidCap Fund, Series of Trust for Professional Managers
314.Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers
315.Rockefeller US Small Cap Core Fund, Series of Trust for Professional Managers
316.USQ Core Real Estate Fund
317.Wall Street EWM Funds Trust

(b)    The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, ME 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, Maine 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301, Portland, Maine 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, Maine 04101	Vice President	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, Maine 04101	Vice President and Chief Compliance Officer and Treasurer	None
Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, Maine 04101	Secretary	None
Weston Sommers	190 Middle Street, Suite 301, Portland, Maine 04101	Financial and Operations Principal and Chief Financial Officer	None

(c)    Not applicable.

Item 33. Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “1940 Act”) are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202
Registrant’s Custodian	U.S. Bank National Association 1555 N. RiverCenter Drive, Suite 302 Milwaukee, Wisconsin 53212
Registrant’s Distributor	Quasar Distributors, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Registrant’s Investment Adviser	St. Denis J. Villere & Co., LLC 601 Poydras Street, Suite 1808 New Orleans, Louisiana 70130

Item 34. Management Services

    Not applicable.

Item 35. Undertakings

    Not applicable.

SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 898 to its Registration Statement on Form N-1A to be signed below on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on the 18th day of December, 2025.

Professionally Managed Portfolios

By: /s/ Jason F. Hadler
Jason F. Hadler
President

    Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 898 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

Kathleen T. Barr*	Trustee	December 18, 2025
Kathleen T. Barr

Eric W. Falkeis*	Trustee	December 18, 2025
Eric W. Falkeis

Steven J. Paggioli*	Trustee	December 18, 2025
Steven J. Paggioli

Ashi S. Parikh*	Trustee	December 18, 2025
Ashi S. Parikh

Cynthia M. Fornelli*	Trustee	December 18, 2025
Cynthia M. Fornelli

/s/Jason F. Hadler	President and Principal	December 18, 2025
Jason F. Hadler	Executive Officer

/s/ Craig Benton	Vice President, Treasurer and Principal	December 18, 2025
Craig Benton	Financial and Accounting Officer

*By: /s/ Jason F. Hadler		December 18, 2025
Jason F. Hadler, Attorney-In Fact pursuant to Power of Attorney

EXHIBIT LIST

Exhibit Number	Description

EX.99.(h)(iv)	Operating Expenses Limitation Agreement
EX.99.(j)	Consent of Independent Registered Public Accounting Firm
EX.99.(p)(ii)	Code of Ethics for St. Denis J. Villere & Company, LLC